UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A INFORMATION

________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Gamida Cell Ltd.
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

116 Huntington Avenue, Boston, Massachusetts, 02116

January    , 2023

Dear Shareholder,

You are cordially invited to attend a special general meeting of the shareholders (the “Meeting”) of Gamida Cell Ltd. (the “Company”), to be held on Tuesday, February 14, 2023, beginning at 5:00 p.m., Israel time (10:00 a.m. Eastern Time), at 12 Leshem Street, Kiryat Gat, 8258412, Israel.

At the time of printing, we expect that shareholders will be able to attend the Meeting in person. We will continue to monitor the situation, including Israeli government guidance, and will continue to do so in the lead up to the Meeting. Should regulations or government guidance change between now and the date of the Meeting, the Company will provide an update on its website (https://investors.gamida-cell.com) and shareholders are encouraged to check for any updates.

A live webcast of the Meeting can be accessed in the “Investors & Media” section of the Company’s website at www.gamida-cell.com. To participate in the live call, please dial _______ (U.S. domestic) or _______ (international) and refer to conference ID number _______. A replay of the webcast will be available for approximately seven days after the Meeting. No voting will be allowed during the webcast.

The Company’s notice of the Meeting, as published on Tuesday, January 10, 2023, and the proxy statement (“Proxy Statement”) included within the following pages, describe in detail the matter to be acted upon at the Meeting. This notice and the accompanying proxy statement and proxy card are being first mailed to shareholders on or about January 11, 2023.

The Company has fixed the close of business on Thursday, January 5, 2023 as the record date for the determination of shareholders entitled to notice of, and to vote on the matter proposed at, the Meeting and any adjournment or postponement thereof. The Company’s board of directors unanimously recommends a vote “FOR” each matter set forth in the notice.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Accordingly, after reading the enclosed Notice of Special General Meeting of Shareholders and accompanying Proxy Statement, please sign, date and mail the enclosed proxy card by means of the envelope provided, or otherwise vote by telephone or over the internet in accordance with the instructions given in your proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you may need to obtain a proxy issued in your name from that record holder. Please contact your broker, bank or other nominee for information about specific requirements if you would like to vote your shares at the Meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Special General Meeting of Shareholders
to Be Held on Tuesday, February 14, 2023 at 5:00 p.m., Israel Time (10:00 a.m. Eastern Time).

Register for the Special General Meeting
via https://register.vevent.com/register/BI0a17f1f7ea234a7bba836e10dadaf18f.

The proxy statement is available at www.proxyvote.com.

We look forward to seeing as many of you as can attend the Meeting.

Very truly yours,
Robert I. Blum
Chairman of the Board of Directors

i

GAMIDA CELL LTD.

116 Huntington Avenue, Boston, Massachusetts
Tel: (713) 400-6400

NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS

To be held on Tuesday, February 14, 2023

Notice is hereby given to the holders of ordinary shares, nominal value NIS 0.01 per share, of Gamida Cell Ltd. (the “Company”) in connection with the solicitation by the board of directors of the Company (the “Board”) of proxies for use at the special general meeting of shareholders (the “Meeting”) to be held on Tuesday, February 14, 2023, at 5:00 p.m. Israel time (10:00 a.m. Eastern Time), at 12 Leshem Street, Kiryat Gat, 8258412, Israel.

A live webcast of the Meeting can be accessed in the “Investors & Media” section of the Company’s website at www.gamida-cell.com. To participate in the live call, please dial _______ (U.S. domestic) or _______ (international) and refer to conference ID number _______. A replay of the webcast will be available for approximately seven days after the Meeting. No voting will be allowed via the internet during the webcast, but shareholders attending the Meeting in person and eligible to vote may vote their shares during the Meeting.

The Meeting is being called to approve, in accordance with Listing Rule 5635(d) of the Nasdaq Stock Market (“Nasdaq”) and Sections 270(5), 274 and 328(b)(1) of the Israeli Companies Law 5759-1999, and regulations promulgated thereunder (the “Companies Law”), the potential issuance of ordinary shares that may result from exchange of or payments on the First Lien Secured Note.

The Board recommends that the shareholders vote in favor of the above proposal, which is described in the accompanying Proxy Statement. We are currently not aware of any other matters that will come before the Meeting. If any other matters are presented properly at the Meeting, it is intended that the persons designated as proxies will vote upon such matters in accordance with their best judgment and the interest of the Company.

In accordance with the Companies Law, any shareholder of the Company holding at least 1% of the outstanding voting rights of the Company for the Meeting may submit to the Company a proposed additional agenda item for the Meeting, no later than January 17, 2023. To the extent that there are any additional agenda items that the Board determines to add as a result of any such submission, the Company will publish an updated agenda and proxy card as well as an amendment to the Proxy Statement with respect to the Meeting, no later than January 24, 2023.

The presence (in person or by proxy) of any two or more shareholders holding, in the aggregate, at least 33-⅓% of the voting power of the Company, constitutes a quorum for purposes of the Meeting. In the absence of the requisite quorum of shareholders within half an hour from the time appointed for the Meeting, the Meeting will be adjourned to Tuesday, February 14, 2023, at the same time and place, unless otherwise determined at the Meeting in accordance with the Company’s current Articles of Association. At such adjourned meeting the presence of one or more shareholders in person or by proxy within a half an hour from the time appointed for the adjourned meeting holding in the aggregate at least 33-⅓% of the voting power of the Company will constitute a quorum.

Only shareholders of record at the close of business on Thursday, January 5, 2023, are entitled to notice of, and to vote at, the Meeting, or at any adjournment or postponement thereof.

The affirmative vote of the holders of a majority of the voting power represented at the Meeting in person or by proxy and voting on the proposal, is necessary for the approval of the proposal.

ii

This Notice of Special General Meeting of Shareholders, together with the Proxy Statement describing the proposal to be voted upon at the Meeting along with a proxy card enabling the shareholders to indicate their vote on the proposal will be mailed on or about January 11, 2023 to all shareholders entitled to participate in and vote at the Meeting. This Proxy Statement, Notice of Special General Meeting of Shareholders and the accompanying proxy card are available at www.proxyvote.com. Proxies must be submitted to the Company or to its transfer agent no later than 5 a.m. Israel Time (12 a.m. Eastern Time) on the day of the Meeting. Proxies delivered to the Company or to its transfer agent after such time will be presented to the chairperson of the Meeting and, at his discretion, may be voted as specified in the instructions included in such proxies. If your ordinary shares in the Company are held in “street name” (meaning held through a bank, broker or other nominee), you will be able to either direct the record holder of your shares on how to vote your shares or obtain a legal proxy from the record holder that enables you to participate in and to vote your shares at the Meeting (or to appoint a proxy to do so).

BY ORDER OF THE BOARD OF DIRECTORS
January , 2023
Robert I. Blum
Chairman of the Board of Directors

iii

GAMIDA CELL LTD.

116 Huntington Avenue, Boston, Massachusetts 02116
Tel: (713) 400-6400

PROXY STATEMENT

FOR THE SPECIAL GENERAL MEETING OF SHAREHOLDERS

Tuesday, February 14, 2023

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the board of directors (the “Board”) of Gamida Cell Ltd., an Israeli company (the “Company”) is soliciting your proxy to vote at the special general meeting of shareholders (the “Meeting”), and any adjournments or postponements of the Meeting. You are invited to attend the Meeting to vote on the proposal described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or online.

We intend to mail these proxy materials on or about January 11, 2023 to all shareholders of record entitled to vote at the Meeting.

How do I attend the Meeting?

The Meeting will be held on Tuesday, February 14, 2023, beginning at 5:00 p.m. Israel time (10:00 a.m. Eastern Time), at 12 Leshem Street, Kiryat Gat, 8258412, Israel.

Attendance at the Meeting is limited to shareholders of the Company as of the record date (Thursday, January 5, 2023). Each shareholder may appoint only one proxy holder or representative to attend the Meeting on his or her behalf.

If you attend the Meeting, you will be asked to present valid, government-issued photo identification, such as a driver’s license. If you are a holder of record, the top half of your proxy card or your notice is your admission ticket. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. If you want to vote your shares held in street name in person, you must get a legal proxy in your name from the broker, bank or other nominee that holds your shares, and submit it with your vote.

Who can vote at the Meeting?

Shareholders Entitled to Vote — Record Date

Shareholders of record who held ordinary shares at the close of business on Thursday, January 5, 2023, are entitled to notice of, and to vote at, the Meeting. In addition, shareholders who, as of the Record Date, held ordinary shares through a bank, broker or other nominee which is a shareholder of record of the Company at the close of business on the Record Date, or which appears in the participant list of a securities depository on that date, are considered to be beneficial owners of shares held in “street name.” These proxy materials are being forwarded to beneficial owners by the bank, broker or other nominee that is considered the holder of record with respect to the Company’s ordinary shares. Beneficial owners have the right to direct how their shares should be voted and are also invited to attend the Meeting, but may not actually vote their shares in person at the Meeting unless they first obtain a signed proxy from the record holder (that is, their bank, broker or other nominee) giving them the right to vote the shares.

As of December 15, 2022 (being the last practicable date before the circulation of this proxy statement), there were 74,380,810 ordinary shares outstanding and entitled to vote at the Meeting.

What am I voting on?

This Proxy Statement describes the proposal on which we would like you, as a shareholder, to vote at the Meeting. This Proxy Statement provides you with information on the proposal, as well as other information about us, so that you can make an informed decision as to whether and how to vote your shares.

At the Meeting, shareholders will act upon the following proposal:

Proposal One	To approve the potential issuance of ordinary shares that may result from exchange of or payments on the First Lien Secured Note that the Company issued on December 12, 2022.

What if another matter is properly brought before the Meeting?

As of the date of this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of your proxyholder (identified on your proxy card) to vote on those matters in accordance with their best judgment.

Can I revoke or change my vote after submitting my proxy?

A shareholder may revoke a proxy in one of the following ways: (i) by written notice of the revocation of the proxy delivered by mail to the Company at its offices at 116 Huntington Avenue, Boston, Massachusetts 02116, Attention: Josh Patterson, General Counsel & Chief Compliance Officer, or by e-mail to legalnotices@gamida-cell.com, or to its transfer agent, Broadridge Corporate Issuer Solutions, Inc., by mail to 1717 Arch St., Suite 1300, Philadelphia, Pennsylvania 19103, no later than 5 a.m. Israel Time (12 a.m. Eastern Time) on the day of the Meeting, canceling the proxy or appointing a different proxy, (ii) by written notice of the revocation of the proxy delivered at the Meeting to the chairman of the Meeting or (iii) by attending and voting in person at the Meeting. No proxy will be accepted after the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy. If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee.

What is the quorum requirement, and how many votes are needed to approve each proposal?

Pursuant to the Company’s Articles of Association (the “Current Articles”), the quorum required for the Meeting consists of at least one or more shareholders present, in person or by proxy, holding shares conferring in the aggregate at least 33-⅓% of the Company’s voting power. If a quorum is not present within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to February 14, 2023, at the same time and place, unless otherwise determined at the Meeting in accordance with the Company’s Current Articles (the “Adjourned Meeting”). At such Adjourned Meeting the presence of at least one or more shareholders, in person or by proxy, within half an hour from the time appointed for the Adjourned Meeting holding in the aggregate at least 33-⅓% of the Company’s voting power, will constitute a quorum.

Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner attends the Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Brokers that hold shares in “street name” for clients typically have authority to vote on “routine” proposals even when they have not received instructions from beneficial owners. Absent specific instructions from the beneficial owner of the shares, however, brokers are not allowed to exercise their voting discretion with respect to any proposals that are considered non-routine. If you hold your shares in “street name” and do not provide your broker with specific instructions regarding how to vote on any proposal, your broker will not be permitted to vote your shares on the proposal, resulting in a “broker non-vote.” Therefore, it is important for a shareholder that holds ordinary shares through a bank or broker to instruct its bank or broker how to vote its shares, if the shareholder wants its shares to count for all proposals.

The affirmative vote of the holders of a majority of the voting power represented at the Meeting in person or by proxy and voting thereon is necessary for the approval of each proposal.

The Board recommends shareholders vote “FOR” the proposal set forth in the Proxy Statement.

Except for the purpose of determining a quorum, broker non-votes will not be counted as present and are not entitled to vote. Abstentions will not be treated as either a vote “FOR” or “AGAINST” a matter.

On the matter submitted to the shareholders for consideration at the Meeting, only ordinary shares that are voted on such matter will be counted toward determining whether shareholders approved the matter. Ordinary shares present at the Meeting that are not voted on a particular matter (including broker non-votes) will not be counted in determining whether such matter is approved by shareholders.

Each ordinary share is entitled to one vote on each proposal or item that comes before the Meeting. If two or more persons are registered as joint owners of any ordinary share, the right to vote at the Meeting and/or the right to be counted as part of the quorum thereat will be conferred exclusively upon the more senior among the joint owners attending the meeting in person or by proxy. For this purpose, seniority will be determined by the order in which the names appear in the Company’s Register of Shareholders.

How do I vote?

You can vote your shares by attending the Meeting. If you do not plan to attend the Meeting, the method of voting will differ for shares held as a record holder and shares held in “street name” (through a broker, trustee or nominee). Record holders of shares will receive proxy cards. Holders of shares in “street name” will receive either proxy cards or voting instruction cards directly from their bank, broker or nominee in order to instruct their banks, brokers or other nominees on how to vote.

Ms. Abigail Jenkins, Mr. Joshua Patterson and Mr. Shai Lankry may be appointed as proxies by the shareholders entitled to vote at the Meeting with respect to the matter to be voted upon at the Meeting.

All ordinary shares represented by properly executed proxies delivered to the Company by mail at its offices at 116 Huntington Avenue, Boston, Massachusetts 02116, Attention: Josh Patterson, General Counsel & Chief Compliance Officer, or by e-mail to legalnotices@gamida-cell.com, or to its transfer agent, Broadridge Corporate Issuer Solutions, Inc., by mail to 1717 Arch St., Suite 1300, Philadelphia, Pennsylvania 19103, will be voted as specified in the instructions indicated in such proxies. Proxies must be submitted to the Company or to its transfer agent no later than 5 a.m. Israel Time (12 a.m. Eastern Time) on the day of the Meeting. Proxies delivered to the Company or to its transfer agent after such time will be presented to the chairperson of the Meeting and, at his discretion, may be voted as specified in the instructions included in such proxies. If you are a shareholder of record as of the record date for the Meeting, subject to applicable law and Nasdaq rules, if no instructions are indicated in such proxies with respect to the proposal, the shares represented by properly executed and received proxies will be voted “FOR” the proposal. If you hold your shares in “street name” through a broker, bank or other nominee, you are considered, with respect to those shares, a beneficial owner. Absent specific instructions from the beneficial owner of the shares, brokers are not allowed to exercise their voting discretion with respect to any items presented at the Meeting, as described below.

Shareholders of Record

If you are a shareholder of record (that is, you hold a share certificate that is registered in your name or you are listed as a shareholder in the Company’s share register), you can submit your vote by completing, signing and submitting a proxy card, which has or will be sent to you and which will be accessible at the Investors & Media section of the Company’s website, as described below under “Availability of Proxy Materials.”

Please follow the instructions on the proxy card. If you provide specific instructions (by marking a box) with regard to the proposal, your shares will be voted as you instruct. The persons named as proxies in the enclosed proxy card will furthermore vote in accordance with their best judgment on any other matters that may properly come before the Meeting.

Shareholders Holding in “Street Name”

If you hold ordinary shares in “street name,” that is, you are an underlying beneficial holder who holds ordinary shares through a bank, broker or other nominee, the voting process will be based on your directing the bank, broker or other nominee to vote the ordinary shares in accordance with the voting instructions on your voting instruction card. Because a beneficial owner is not a shareholder of record, you may not vote those shares directly at the Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the Meeting.

Please follow the instructions on the voting instruction card received from your bank, broker or nominee. You may also be able to submit voting instructions to a bank, broker or nominee by phone or via the Internet if your voting instruction card describes such voting methods. Please be certain to have your control number from your voting instruction card ready for use in providing your voting instructions.

It is important for a shareholder that holds ordinary shares through a bank or broker to instruct its bank or broker how to vote its shares if the shareholder wants its shares to count for the proposal.

How can I find out the Meeting voting results?

The preliminary voting results will be announced at the Meeting. The final voting results will be tallied by the Company’s General Counsel based on the information provided by the Company’s transfer agent or otherwise and will be published following the Meeting on a Current Report on Form 8-K that we expect to file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Meeting. If voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Report on Form 8-K to publish the final results.

Who is paying for this proxy solicitation?

The Company will bear the costs of solicitation of proxies for the Meeting, including the preparation, assembly, printing, mailing and distribution of the proxy materials. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies from shareholders by telephone, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of ordinary shares held of record by them, and such custodians will be reimbursed by the Company for their reasonable out-of-pocket expenses. The Company may also retain an independent contractor to assist in the solicitation of proxies. If retained for such services, the costs will be paid by the Company. Proxies must be submitted to the Company or to its transfer agent no later than 5 a.m. Israel Time (12 a.m. Eastern Time) on the day of the Meeting. Proxies delivered to the Company or to its transfer agent after such time will be presented to the chairperson of the Meeting and, at his discretion, may be voted as specified in the instructions included in such proxies.

What proxy materials are available online?

Copies of the proxy card, the Notice of Special General Meeting of Shareholders and this Proxy Statement are available at www.proxyvote.com.

PROPOSAL ONE

APPROVAL OF THE POTENTIAL ISSUANCE OF ORDINARY SHARES THAT MAY RESULT FROM EXCHANGE OF OR PAYMENTS ON THE FIRST LIEN SECURED NOTE

Background

As previously disclosed, on December 12, 2022, the Company, as guarantor, and, its wholly owned subsidiary, Gamida Cell Inc., as borrower (the “Borrower”), entered into a Loan and Security Agreement (the “Loan Agreement”) with certain funds managed by Highbridge Capital Management, LLC (collectively, “Highbridge”), as the lenders (together with the other lenders from time to time party thereto, the “Lenders”), and Wilmington Savings Fund Society, FSB, as collateral agent and administrative agent.

Pursuant to the Loan Agreement, the Borrower borrowed an aggregated principal amount of $25.0 million through the issuance and sale of a First Lien Secured Note, which was issued with an original issue discount of 3.00%. The Company expects to use the proceeds of the First Lien Secured Note for: (i) commercial readiness activities to support potential launch of omidubicel, if approved; (ii) the continued clinical development of the Company’s NK product candidates, including GDA-201; and (iii) general corporate purposes, including general and administrative expenses and working capital.

The First Lien Secured Note is exchangeable, at the option of the Lenders, into the Company’s ordinary shares at an exchange rate of 0.52356 ordinary shares per $1.00 principal amount, together with a make-whole premium equal to all accrued and unpaid and remaining coupons due through December 12, 2024 (the “Make-Whole Amount”). The exchange rate is subject to adjustment in the event of ordinary share dividends, reclassifications and certain other fundamental transactions affecting the ordinary shares.

The Company has fully and unconditionally guaranteed the obligations of the Borrower under the Loan Agreement and the First Lien Secured Note. The obligations under the Loan Agreement and the First Lien Secured Note are secured by substantially all assets of the Company and its subsidiaries.

The Loan Agreement and the First Lien Secured Notes will mature on December 12, 2024 (the “Maturity Date”), unless earlier repurchased, redeemed or exchanged in accordance with the terms, and bear interest at the annual rate of 7.50%, payable on a quarterly basis, with the interest rate increasing to 12.00% at any time upon any event of default under the Loan Agreement or certain failures to register the resale of the ordinary shares issuable pursuant to the First Lien Secured Note.

Commencing four months after the closing date for the Loan Agreement, the Company shall make monthly installment payments in an amount equal to (a) a ratable amount of the outstanding principal amount of the Loan Agreement divided by the remaining months to Maturity Date plus (b) accrued and unpaid interest on such amount. Such installment payments will also include a 5% prepayment premium on the principal being repaid (the “Repayment Premium”).

Subject to certain conditions, the First Lien Secured Note will be immediately callable by the Company at any time at a redemption price equal to (a) 100% of the principal amount of the Loan Agreement to be redeemed, plus (b) the Make-Whole Amount, and plus (c) the Repayment Premium. Also subject to certain conditions, principal amortization payments, interest, the Make-Whole Amount and the Repayment Premium payable in respect of principal amortization payments may be paid in ordinary shares which will be valued at 95% of the volume weighted average price over the ten preceding trading days. Such payments are referred to herein as the “Company Repayment Exchange.” Because the price of the ordinary shares issuable in a Company Repayment Exchange cannot be calculated until the time of such an exchange, the maximum number of shares issuable in a Company Repayment Exchange cannot be calculated as of the date of issuance of the First Lien Secured Note and it is possible that the Company would be called to issue in excess of 19.99%, 25% or 45%, as the case may be, of the Company’s pre-transaction total ordinary shares outstanding.

Upon satisfying certain conditions, the Borrower may elect to exchange the outstanding principal amount of the First Lien Secured Notes into ordinary shares at the exchange ratio, together with the Repayment Premium and the Make-Whole Amount applicable to the principal being exchanged. This exchange option shall not exceed $5,000,000 at any one time, and the aggregate principal amount of the First Lien Secured Note exchanged shall not exceed

$10,000,000 within any one-month period, and there must be at least 15 trading days between each exchange option. If the Borrower or the Lenders elect to exchange any of the First Lien Secured Note, the amount exchanged will be equal to the principal and unpaid accrued interest plus the Repayment Premium and the Make-Whole Amount.

The Loan Agreement contains customary representations and warranties and covenants, including a $20.0 million minimum liquidity covenant and certain negative covenants restricting, among other actions, mergers and acquisitions, indebtedness, transactions with affiliates, compliance with laws, and issuances of capital stock. Most of these restrictions are subject to certain minimum thresholds and exceptions. Certain of the negative covenants will terminate when less than $5.0 million of principal amount is outstanding under the Loan Agreement.

The Loan Agreement also contains customary events of default, after which the obligations under the Loan Agreement and the First Lien Secured Note may be due and payable immediately, including, without limitation, payment defaults, material inaccuracy of representations and warranties, covenant defaults, material adverse changes, bankruptcy and insolvency proceedings, cross-defaults to certain other agreements, judgments against us, change of control, termination of any guaranty, governmental approvals, and lien priority.

In connection with the First Lien Secured Note, the Company entered into a registration rights agreement, pursuant to which the Company has agreed to register the resale of the ordinary shares issuable in accordance with the terms of the First Lien Secured Note.

Purpose

The number of ordinary shares issuable in connection with the First Lien Secured Note, including the shares issuable as payment of principal amortization, interest, the Make-Whole Amount and the Repayment Premium payable in respect of principal amortization payments of principal and in the satisfaction of make-whole obligations, may equal or exceed 20%, 25% or 45%, as the case may be, of the Company’s pre-transaction total outstanding ordinary shares. Accordingly, the Company is convening a special general meeting of its shareholders to solicit their approval for this Proposal to allow the Company to issue more than 19.99%, 25% or 45%, as the case may be, of its pre-transaction total outstanding ordinary shares upon exchange of, or payment on, the First Lien Secured Note.

Without shareholder approval of this proposal, the Company is limited in its ability to exercise its option to repay the First Lien Secured Note through a Company Repayment Exchange. The maximum number of shares underlying the First Lien Secured Note cannot be calculated at this time because the value of the ordinary shares issued under the Company Repayment Exchange will be set at 95% of the volume weighted average price over the ten preceding trading days. Absent the shareholders’ approval of this Proposal, the Company may not issue more than 14,868,724 ordinary shares in connection with exchanges of or payments on the First Lien Secured Note.

Our ordinary shares are currently listed on the Nasdaq Capital Market and trades under the ticker symbol “GMDA.” As such, we are subject to Nasdaq Marketplace Rules. Nasdaq Listing Rule 5635(d) requires us to obtain shareholder approval prior to the sale, issuance or potential issuance of ordinary shares (or securities convertible into or exercisable for ordinary) in connection with a transaction other than a public offering at a price less than the “Minimum Price” which either alone or together with sales by officers, directors or substantial shareholders of the company equals 20% or more of the ordinary shares or 20% or more of the voting power outstanding before the issuance. For Nasdaq purposes, “Minimum Price” means a price that is the lower of: (a) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (b) the average Nasdaq Official Closing Price of the ordinary shares (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. In determining whether multiple issuances should be aggregated for purposes of Nasdaq Listing Rule 5635(d), Nasdaq will consider several factors, including the timing of the issuances. The Companies Law places similar limitations on private placements of shares representing 20% or more of the voting power of a company prior to such issuance.

Additionally, the Companies Law provides that an acquisition of shares of an Israeli public company must be made by means of a special tender offer if, as a result of the acquisition, the purchaser would become a holder of 25% or more of the voting rights in the company. This requirement does not apply if there is already another holder of 25% or more of the voting rights in the company. Similarly, the Companies Law provides that an acquisition of shares of an Israeli public company must be made by means of a special tender offer if, as a result of the acquisition, the purchaser would become a holder of more than 45% of the voting rights in the company, if there is no other shareholder of the company who holds more than 45% of the voting rights in the company. These requirements do not apply if: (a) the acquisition occurs in the context of a private placement by the company that received shareholder approval as a private placement whose purpose is to give the purchaser 25% or more of the voting rights in the company, if there is no person who holds 25% or more of the voting rights in the company or as a private placement whose purpose is to give the purchaser 45% of the voting rights in the company, if there is no person who holds 45% of the voting rights in the company; (b) the acquisition was from a shareholder holding 25% or more of the voting rights in the company and resulted in the purchaser becoming a holder of 25% or more of the voting rights in the company; or (c) the acquisition was from a shareholder holding more than 45% of the voting rights in the company and resulted in the purchaser becoming a holder of more than 45% of the voting rights in the company.

Given the foregoing, the Company is requesting in this Proposal that its shareholders approve, in accordance with Nasdaq Listing Rule 5635(d) and Sections 270(5) and 274 of the Companies Law, the potential issuance of ordinary shares representing 20% or more of the Company’s pre-transaction total outstanding ordinary shares upon exchange of or payment on the First Lien Secured Note. The Company is also requesting in this Proposal that its shareholders approve, in accordance with Section 328(b)(1) of the Companies Law, the potential issuance of ordinary shares representing more than 25% or 45% of the Company’s ordinary shares upon exchange of or payment on the First Lien Secured Note. Shareholder approval of these measures will allow the Company to exercise the Company Repayment Exchange to exchange the principal amount of the First Lien Secured Note for ordinary shares and to make payments of interest on the First Lien Secured Note in ordinary shares rather than using the Company’s cash.

Interest of Highbridge in this Proposal

As of February 11, 2022, Highbridge beneficially owned 4,855,516 ordinary shares, including 4,222,972 ordinary shares issuable upon exchange of senior exchangeable notes issued on February 16, 2021. Based on such holdings, Highbridge beneficially owned 6.5% of the Company’s outstanding ordinary shares as of December 1, 2022. If this Proposal is approved, the Company may issue to Highbridge ordinary shares representing 20%, 25%, or 45%, or more as the case may be, of the Company’s pre-transaction total ordinary shares outstanding on exchange of or payments on the First Lien Secured Note.

Impact on Current Shareholders if this Proposal is Approved

If the Company’s shareholders approve this Proposal, any future issuance of ordinary shares upon exchange of or payment on the First Lien Secured Note would no longer be subject to the limitations imposed by Nasdaq Listing Rule 5635(d) and by Sections 270(5), 274 and 328(b)(91) of the Companies Law. Removal of the foregoing limitations would provide the Company with much needed flexibility to exercise the Company Repayment Exchange should the Company find that it is in its best interest to do so based on market conditions or other factors. If this proposal is approved, the Company’s shareholders will be exposed to the risk that the Company will issue ordinary shares representing 20%, 25%, or 45%, or more as the case may be, of the Company’s pre-transaction total ordinary shares, which would mean that the Company’s existing shareholders will experience substantial dilution of their holdings. Such an issuance would also mean that the Highbridge would own a substantial amount of the Company’s ordinary shares and thereby have influence over corporate decisions.

Effect on Current Shareholders if this Proposal is not Approved

If the Company’s shareholders do not approve this Proposal, the Company and the Lenders will not be able to convert the First Lien Secured Note into ordinary shares in all cases. Accordingly, the Board believes that it is in the Company’s best interest, and in the best interest of its shareholders, to approve the potential issuance of ordinary shares representing 20%, 25%, or 45%, or more as the case may be, of the Company’s pre-transaction total ordinary shares outstanding that may result from exchange of or payments on the First Lien Secured Note.

Absent approval of this Proposal, the Company is limited in the number of ordinary shares available to satisfy the share issuances that are otherwise permitted in connection with the First Lien Secured Note. Therefore, the Company will be left with limited financial and corporate flexibility with respect to its ability to satisfy obligations under the First Lien Secured Note with ordinary shares and may be forced to satisfy such obligations with cash, which could have a material adverse effect on the Company’s financial condition.

Board of Directors Recommendation

In reaching its determination to approve this Proposal, the Board, with advice from management and financial and legal advisers, considered a number of factors, including:

•        that it is in the Company’s best interests, and that of the Company’s shareholders, that the Company have the flexibility to issue 20%, 25%, 45%, or more of its pre-transaction total outstanding ordinary shares on exchange of or payment on the First Lien Secured Note;

•        that the terms of any proposed transaction available to the Company in the future are likely to worsen as the maturity date of the First Lien Secured Note approaches; and

•        the Company’s current financial condition, cash flow and liquidity, including its outstanding debt obligations.

After evaluating these factors, and based upon their knowledge of the Company’s business, financial condition and prospects, potential financing alternatives (or lack thereof), and the views of the Company’s management, the Board concluded that the potential issuance of ordinary shares representing 20%, 25%, or 45%, or more as the case may be, of the Company’s pre-transaction total ordinary shares outstanding that may result from exchange of or payments on the First Lien Secured Note is in the Company’s best interests and in the best interests of its shareholders.

Proposed Resolution

The Board is therefore proposing to adopt the following resolution:

“RESOLVED, to approve the potential issuance of ordinary shares representing 20%, 25%, or 45%, or more as the case may be, of the Company’s pre-transaction total ordinary shares outstanding that may result from exchange of or payments on the First Lien Secured Note that the Company issued on December 12, 2022.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s ordinary shares as of December 1, 2022 by: (i) each director and nominee for director; (ii) each named executive officer; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its ordinary shares. Beneficial ownership, for purposes of this table, includes options and warrants to purchase ordinary shares that are either currently exercisable or will be exercisable within 60 days of December 1, 2022 as well as exchangeable senior notes that are currently exchangeable or will be exchangeable within 60 days of December 1, 2022.

Unless otherwise noted below, the address of each shareholder, director and executive officer is c/o Gamida Cell Ltd., 116 Huntington Avenue, Boston, Massachusetts 02116.

	As of December 1, 2022(1)
	Ordinary Shares	%
Holders of more than 5% of the Company’s voting securities:
Access Industries(2)	9,742,857	13.1%
Highbridge Capital Management, LLC and certain related entities(3)	4,855,516	6.5%
Fidelity Management & Research(4)	4,603,945	6.2%
Directors and executive officers who are not 5% holders:
Abigail Jenkins	—	*
Shai Lankry	326,771	*
Michele Korfin	363,370	*
Josh Patterson	107,496	*
Robert I. Blum	74,500	*
Anat Cohen-Dayag	23,000	*
Julian Adams	1,044,274	1.4%
Naama Halevi Davidov	23,000	*
Kenneth I. Moch	59,500	*
Shawn Tomasello	41,500	*
Stephen Wills	41,500	*
Ronit Simantov	348,223	*
Ivan Borrello	9,500	*
All directors and executive officers as a group (13 persons)(5)	2,462,634	3.3%

____________

*        Indicates beneficial ownership of less than 1% of the total ordinary shares outstanding.

(1)      The percentages shown are based on 74,380,810 ordinary shares issued and outstanding as of December 1, 2022.

(2)      The information shown is as of November 14, 2022 and is based on a Schedule 13D/A filed on November 15, 2022. Consists of: (i) 1,507,369 ordinary shares held by Clal Biotechnology Industries Ltd., or CBI; (ii) 1,374,377 ordinary shares held by Bio Medical Investment (1997) Ltd., or Bio Medical, a wholly owned subsidiary of CBI; (iii) 3,750,000 ordinary shares by AI Gamida Holdings LLC and (iv) 3,111,111 ordinary shares held by AI biotechnology LLC. Clal Industries Ltd. owns 47% of the outstanding shares of, and controls, CBI. Clal Industries Ltd. is wholly owned by Access AI Ltd., which is owned by AI Diversified Holdings S.à r.l., which is owned by AI Diversified Parent S.à r.l., which is owned by AI Diversified Holdings Limited (“AIDH Limited”). AIDH Limited is controlled by AI SMS L.P (“AI SMS”). Access Industries Holdings LLC (“AIH”) owns a majority of the equity of AI SMS, and Access Industries, LLC (“LLC”), holds a majority of the outstanding voting interests in AIH. Access Industries Management, LLC (“AIM”) controls LLC and AIH, and Len Blavatnik controls AIM. AIM controls AIH LLC and Len Blavatnik controls AIM. The address of each of Clal Industries Ltd., CBI and Bio Medical is the Triangular Tower, 3 Azrieli Center, Tel Aviv 67023, Israel and the address of each of foregoing other than Bio Medical, CBI, and Clal Industries Ltd. is 730 Fifth Avenue, 20th Floor, New York, NY 10019.

(3)      The information shown is as of December 31, 2021 and is based on a Schedule 13G/A filed on February 11, 2022. Highbridge holds 4,855,516 ordinary shares, including 4,222,972 ordinary shares issuable upon exchange of outstanding exchangeable notes issued on February 16, 2021.

(4)      The information shown is as of December 31, 2021 and is based on a Schedule 13G/A filed on February 8, 2022. The principal address of Fidelity Management & Research is 245 Summer Street, Boston, Massachusetts 02210. This information is based solely on the information reported on the Schedule 13G/A filed on February 9, 2022 by FMR LLC.

(5)      Consists of options to purchase 2,006,073 ordinary shares, which are currently exercisable or will become exercisable within 60 days of December 1, 2022.

SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING

It is contemplated that the next annual general meeting of shareholders will be held on or about May 17, 2023, which is earlier in the year as compared to our 2022 annual general meeting of shareholders, which was held on July 27, 2022.

Any Shareholder or Shareholders of the Company holding at least 1% of the voting rights of the Company (the “Proposing Shareholder(s)”) may request, subject to the Companies Law, that the Board include a matter on the agenda of a general meeting to be held in the future, including to nominate a candidate to serve on the Board of the Company, provided that the Board determines that the matter is appropriate to be considered at a general meeting. In order for the Board to consider a shareholder proposal and whether to include the matter stated therein in the agenda of a general meeting, notice of the shareholder proposal must be timely delivered in accordance with the Companies Law and the regulations thereto and must comply with the requirements of the Current Articles and any applicable law and stock exchange rules and regulations. To be considered timely, a shareholder proposal must be delivered within seven days following the Company’s notice of convening a shareholders’ general meeting at which Directors are to be elected and certain other proposals are to be considered (or within three days of the Company’s notice in other instances). The proposal must be in writing, signed by all of the Proposing Shareholder(s) making such request, delivered, either in person or by certified mail, postage prepaid, and received by the Secretary of the Company (or, in the absence thereof by the Chief Executive Officer). In addition, shareholders that intend to solicit proxies in support of director nominees other than our nominees for future shareholder meetings must comply with the additional requirements of Rule 14a-19(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition to the eligibility requirements under applicable law, the Company’s Current Articles specify additional procedural requirements for shareholder proposals. Each such notice shall set forth: (i) the name, address, telephone number, fax number and email address of the Proposing Shareholder making the request (or each such Proposing Shareholder, as the case may be) and, if an entity, the name(s) of the person(s) that controls or manages such entity; (ii) the number of shares held by the Proposing Shareholder(s) making the request, directly or indirectly (and, if any of such ordinary shares are held indirectly, an explanation of how they are held and by whom), which shall be in such number no less than as is required to qualify as a Proposing Shareholder, accompanied by evidence satisfactory to the Company of the record holding of such ordinary shares by the Proposing Shareholder(s) as of the date of the proposal request, and a representation that the Proposing Shareholder(s) intends to appear in person or by proxy at the meeting; (iii) the matter requested to be included on the agenda of the general meeting, all information related to such matter, the reason that such matter is proposed to be brought before the general meeting, the complete text of the resolution that the Proposing Shareholder proposes to be voted upon at the general meeting and, if the Proposing Shareholder wishes to have a position statement in support of the proposal request, a copy of such position statement that complies with the requirement of any applicable law (if any); (iv) a description of all arrangements or understandings between the Proposing Shareholder(s) and any other person(s) (naming such person(s)) in connection with the matter that is requested to be included on the agenda and a declaration signed by all Proposing Shareholder(s) of whether any of them has a personal interest in the matter and, if so, a description in reasonable detail of such personal interest; (v) a description of all derivative transactions (as defined in the Current Articles) by each Proposing Shareholder(s) during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such derivative transactions; and (vi) a declaration that all of the information that is required under the Companies Law and any other applicable law and stock exchange rules and regulations to be provided to the Company in connection with such matter, if any, has been provided to the Company. Furthermore, the Board, may, in its discretion, to the extent it deems necessary, request that the Proposing Shareholder(s) provide additional information necessary so as to include a matter in the agenda of a general meeting, as the Board may reasonably require.

Shareholder proposals may also be submitted for inclusion in a proxy statement under Rule 14a-8 under the Exchange Act. Under Rule 14a-8 of the Exchange Act, to be eligible for inclusion in the Company’s proxy materials for the 2023 Annual General Meeting of Shareholders, shareholder proposals must be received by the Company no later than February 23, 2023, which is 120 days prior to the 12-month anniversary of the date this proxy statement was first released to shareholders with respect to the 2022 Meeting. In addition, Rule 14a-8 proposals must otherwise comply with the requirements of the rule.

Additional requirements regarding shareholder proposals submitted for inclusion in the Company’s proxy materials for an annual general meeting can be found in the Current Articles, which are available as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2021, as filed on March 24, 2022 (the “Annual Report”). Proposals should be addressed to: at 116 Huntington Avenue, Boston, Massachusetts 02116, Attention: Josh Patterson, General Counsel & Chief Compliance Officer, or by e-mail to legalnotices@gamida-cell.com.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are shareholders will be “householding” the Company’s proxy materials. A single set of meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of meeting materials, please notify your broker or us. Direct your written request to 116 Huntington Avenue, Boston, Massachusetts 02116, Attention: Josh Patterson, General Counsel & Chief Compliance Officer, or by e-mail to legalnotices@gamida-cell.com. Shareholders who currently receive multiple copies of the meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER BUSINESS

We know of no other business that will be presented at the Meeting. If any other matter properly comes before the stockholders for a vote at the Meeting, however, the proxy holders will vote your shares in accordance with their best judgment. This discretionary authority is granted by the execution of the form of proxy.

ADDITIONAL FILINGS

Our reports on Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Investors & Media section of the Company’s website at www.gamida-cell.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

You may request a copy of our SEC filings, including a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, at no cost to you, by writing to the Company address appearing in this Proxy Statement or by e-mailing us at legalnotices@gamida-cell.com.

BY ORDER OF THE BOARD OF DIRECTORS
January , 2023
Robert I. Blum
Chairman of the Board of Directors

* * *

ANNEX A — first lien secured note

FORM OF FIRST LIEN SECURED NOTE

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE FOREIGN OR STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR U.S. FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY WITH RESPECT TO THIS NOTE MAY BE OBTAINED BY WRITING TO THE COMPANY AT THE FOLLOWING ADDRESS: 116 HUNTINGTON AVE., 7TH FLOOR, BOSTON, MASSACHUSETTS, 02116; ATTENTION: GENERAL COUNSEL; EMAIL: LEGALNOTICES@GAMIDA-CELL.COM.

THIS NOTE EVIDENCES ALL OR PART OF THE TERM LOAN MADE PURSUANT TO THE LOAN AGREEMENT. INTERESTS IN THIS NOTE MAY ONLY BE TRANSFERRED IN CONNECTION WITH AN ASSIGNMENT OF SUCH TERM LOAN THAT IS PROPERLY RECORDED IN THE REGISTER OR THE PARTICIPANT REGISTER.

FIRST LIEN SECURED NOTE

Note Number	2022 –
Issuance Date:	_______________________________
Original Principal Amount:	_______________________________
Interest:	7.5% per annum, subject to adjustment as set forth in the Loan Agreement
Interest Payment Dates:	Quarterly in arrears, on each January 1, April 1, July 1, October 1, commencing April 1, 2023
Maturity Date:	December 12, 2024

FOR VALUE RECEIVED, Gamida Cell Inc., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to Highbridge Tactical Credit Master Fund, L.P. (the “Lender”) the “Original Principal Amount” set forth above, or, if less, the aggregate unpaid Principal amount of the Term Loan of the Lender to the Borrower, the accrued interest thereon, and all other amounts due and payable, in each case at such times and in such amounts as specified in this Note or in the Loan Agreement.

This First Lien Secured Note (this “Note”) is one of the secured notes (the “Notes”) issued pursuant to that certain Loan and Security Agreement, dated as of December 12, 2022 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrower, Parent, the Lender and the other Lenders party thereto, and Wilmington Savings Fund Society, FSB, as Administrative Agent and Collateral Agent.

The Loan Agreement, among other things, (a) provides for the making of Term Loans by the Lenders to the Borrower and the indebtedness of the Borrower resulting from such Term Loans being evidenced by the Notes and (b) contains provisions for acceleration of the maturity of the unpaid Principal amount of this Note upon the happening of certain stated events and also for prepayments pursuant to the terms of the Loan Agreement on account of the Principal hereof prior to the maturity hereof upon the terms and conditions specified therein.

Annex A-1

Gamida Cell Ltd., a limited liability company organized under the laws of the State of Israel (“Parent”), has fully and unconditionally guaranteed the obligations of the Borrower under the Loan Agreement and this Note, including the obligations in connection with Exchanges and the obligations to deliver Ordinary Shares in connection with any interest or installment payment payable in Ordinary Shares.

1.           Definitions.

(a)         Terms Defined in This Note. The following terms are defined in the Sections referenced opposite such terms:

“Beneficial Ownership Limitation”	5(b)(iv)
“Borrower”	Recitals
“Buy-In”	7(d)
“Clause A Distribution”	4(c)(iii)
“Clause B Distribution”	4(c)(iii)
“Clause C Distribution”	4(c)(iii)
“Distributed Property”	4(c)(iii)
“DTC”	4(b)(ii)
“Exchange Cap”	5(a)
“Exchange Notice”	4(b)(i)
“Forced Exchange”	4(h)(i)
“Forced Exchange Notice”	4(h)(ii)
“Forced Exchange Lender Notice”	4(h)(iii)
“Forced Exchange Maximum Share Amount”	4(h)(iii)
“Interest Make-Whole Payment”	3(b)
“Loan Agreement”	Recitals
“Lender”	Recitals
“Merger Event”	4(e)
“Note”	Recitals
“Notes”	Recitals
“OID”	Legend
“Reference Property”	4(e)
“Spin-Off”	4(c)(iii)
“Transfer Agent”	4(b)(ii)
“Trigger Event”	4(c)(iii)
“Valuation Period”	4(c)(iii)
“unit of Reference Property”	4(e)
“Voluntary Exchange”	4(a)

(b)         Certain Additional Defined Terms. In addition to the terms defined elsewhere in this Note, (x) capitalized terms used herein without definition are used as defined in the Loan Agreement and (y) the following terms shall have the following meanings:

(i)      “Board of Directors” means, with respect to any Person, the board of directors of such Person or a committee of such board duly authorized to act for such board.

(ii)     “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Wilmington, Delaware are required or authorized to be closed.

(iii)    “Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity, but shall not include any debt securities convertible into or exchangeable for any securities otherwise constituting Capital Stock pursuant to this definition.

Annex A-2

(iv)    “close of business” means 5:00 p.m. (New York City time).

(v)     “Common Equity” of any Person means Capital Stock of such Person that is generally entitled (A) to vote in the election of directors of such Person or (B) if such Person is not a corporation, to vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management or policies of such Person.

(vi)    “Daily VWAP” means, for each Trading Day, the per share volume-weighted average price of the Ordinary Shares as displayed under the heading “Bloomberg VWAP” on Bloomberg page “GMDA <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day up to and including the final closing print (which is indicated by “Condition Code 6” in Bloomberg) (or if such volume-weighted average price is unavailable at such time, the market value of one Ordinary Share on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Borrower). The Daily VWAP shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours. Notwithstanding the foregoing, on or after the occurrence of a Merger Event, the Daily VWAP of a unit of Reference Property on any date shall be determined in accordance with the two immediately preceding sentences except that (A) such unit, or portion thereof, that consists of class of Common Equity will be determined by substituting such class of Common Equity for references to Ordinary Shares above (B) such unit, or portion thereof, that consists of cash shall be equal to the per share amount of cash received by holders of Ordinary Shares in such Merger Event and (C) such unit, or portion thereof, that consists of a type of consideration other than cash or a class of Common Equity shall be the fair market value of such unit of Reference Property determined by a nationally recognized independent investment banking firm retained for this purpose by the Borrower.

(vii)   “Effective Date” means the first date on which the Ordinary Shares trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant share split or share combination, as applicable.

(viii)  “Equity Payment Conditions” means, as of any determination date and with respect to any Installment Payment, payment of interest, Interest Make-Whole Payment, Exchange or Prepayment, (A) no Registration Default (as defined in the Registration Rights Agreement) is ongoing, (B) a shelf registration statement registering the resale of all Ordinary Shares issuable pursuant to such Installment Payment, interest payment, Interest Make-Whole Payment or Exchange, as applicable, has been filed and has been declared and remains effective under the Securities Act and a prospectus under such shelf registration statement covering the resale of all such Ordinary Shares remains current and available for use by the Persons to whom such Ordinary Shares are to be issued, and the Borrower expects such shelf registration statement and such prospectus to remain effective, current and available for use at all times during the period from, and including, the first Trading Day in the calculation of the applicable Floating Share Price with respect to such Installment Payment, payment of interest, Interest Make-Whole Payment, Exchange or Prepayment or the date notice of such Prepayment is given to the Lenders, as applicable, through, and including, the date that is thirty (30) calendar days following such issuance or Prepayment, as applicable, (C) no Default or Event of Default has occurred and is continuing under the Loan Agreement, (D) the Ordinary Shares are listed or quoted on a Principal Market, (E) all Ordinary Shares issuable pursuant to such Installment Payment, payment of interest, Interest Make-Whole Payment or Exchange, as applicable, will be issued without exceeding the limitations set forth in Section 5 (assuming for such purposes that (1) the Lender and its affiliates do not beneficially own any Excluded Ordinary Shares and (2) for purposes of calculating compliance with the Exchange Cap, the Borrower and Parent have previously issued an aggregate number of Ordinary Shares sufficient to Exchange all outstanding Notes in Voluntary Exchanges (without giving effect the Beneficial Ownership Limitation)), (F) all Ordinary Shares will, when issued, be duly authorized, validly issued, fully paid and non-assessable shares, (G) all such Ordinary Shares are able to be settled through DTC as contemplated by this Note and the Transfer Agent is participating in DTC’s Fast Automated Securities Transfer Program, (H) at the time the Borrower made any election to make any such Installment Payment, payment of interest, Interest Make-Whole Payment, Exchange or Prepayment, neither the Borrower nor Parent was in possession of any material non-public information with regard to the Borrower, Parent or the Ordinary Shares, and (I) solely with regard to any Installment Payment or interest payment, no Triggering Event shall have occurred and be continuing as of such date.

Annex A-3

(ix)    “Ex-Dividend Date” means the first date on which the Ordinary Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from Parent or, if applicable, from the seller of Ordinary Shares on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market.

(x)     “Exchange” means any Voluntary Exchange or Forced Exchange, as applicable.

(xi)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(xii)   “Exchange Amount” means the Principal amount to be exchanged in any Exchange.

(xiii)  “Exchange Date” means, (A) in the case of any Voluntary Exchange, the date of the Lender’s delivery via facsimile or electronic mail of an Exchange Notice, and (B) in the case of any Forced Exchange, the date of the Lender’s delivery via facsimile or electronic mail of a Forced Exchange Lender Notice and confirmation of receipt of a Forced Exchange Notice.

(xiv)  “Exchange Price” means, as of any time, $1.00 divided by the Exchange Rate as of such time.

(xv)   “Exchange Rate” means 0.52356 Ordinary Shares per $1.00 Principal amount, subject to adjustment as set forth in this Note.

(xvi)  “Excluded Ordinary Shares” means any Ordinary Shares purchased by the Lender or any of its affiliates in an open market transaction or acquired upon exercise or settlement of over-the-counter options or derivatives. To avoid doubt, any Ordinary Shares that are or may be acquired upon the exercise, conversion or exchange of, or pursuant to the terms of, any other securities (including, without limitation, the Notes or the Existing Notes) issued by the Parent or any of its affiliates shall not be considered Excluded Ordinary Shares.

(xvii) “Fair Market Value” means the value that would be paid by a willing buyer to an unaffiliated willing seller in an arm’s length transaction not involving distress or necessity of either party, determined in good faith by (unless otherwise provided in this Note or the Loan Agreement) Parent, taking into account all relevant factors determinative of value, including, without limitation, preference rights, lack of liquidity, control and restrictions on marketability and transferability.

(xviii)“Floating Share Price” means, as of any date, (i) with regard to an Interest Make-Whole Payment made in Ordinary Shares in connection with a Forced Exchange, an amount equal to 95% of the arithmetic mean of the Daily VWAP for each of the ten Trading Days beginning on, and including, the Trading Day immediately after the Exchange Date for such Forced Exchange and (ii) in all other cases, an amount equal to 95% of the arithmetic mean of the Daily VWAP for each of the ten Trading Days ending on, and including, the Trading Day immediately preceding such date.

(xix)  “Floor Price” means $1.00; provided that (A) the Floor Price then in effect shall be automatically and equitably adjusted to account for any events adjusting the Exchange Price under the terms of the Loan Agreement or this Note and (B) upon any Triggering Event, the Borrower may, no more than three times prior to the Maturity Date and upon at least fifteen (15) Trading Days prior written notice to the Lenders, elect to reset the Floor Price to be 40% of the arithmetic mean of the Daily VWAP for each of the five Trading Days beginning on, and including, the date of such Triggering Event.

(xx)   “Last Reported Sale Price” of the Ordinary Shares on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Ordinary Shares are traded. If the Ordinary Shares are not listed for trading on a U.S. national or regional securities exchange on the relevant date, the Last Reported Sale Price shall be the last quoted bid price for the Ordinary Shares in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Ordinary Shares are not so quoted, the Last Reported Sale Price shall be the average of the mid-point of the last bid and ask prices for the Ordinary Shares on the relevant date from each of at least three nationally recognized independent investment banking firms selected

Annex A-4

by Parent for this purpose. Any such determination will be conclusive absent manifest error. The Last Reported Sale Price will be determined without reference to extended or after-hours trading. Notwithstanding the foregoing, on or after the occurrence of a Merger Event, the Last Reported Sale Price of a unit of Reference Property on any date shall be determined in accordance with the four immediately preceding sentences except that (A) such unit, or portion thereof, that consists of class of Common Equity will be determined by substituting such class of Common Equity for references to Ordinary Shares above (B) such unit, or portion thereof, that consists of cash shall be equal to the per share amount of cash received by holders of Ordinary Shares in such Merger Event and (C) such unit, or portion thereof, that consists of a type of consideration other than cash or a class of Common Equity shall be the fair market value of such unit of Reference Property determined by a nationally recognized independent investment banking firm retained for this purpose by the Borrower.

(xxi)  “Ordinary Shares” means the Parent’s ordinary shares with a nominal value of New Israeli Shekel (NIS) 0.01 per share, at the date of the Loan Agreement, subject to adjustment as set forth in this Note and in the Loan Agreement. Following a Merger Event where the Reference Property includes Common Equity, references to Ordinary Shares in the Loan Agreement (except for Section 2.2(f) (other than with reference to the Interest Make-Whole Payment) and Sections 5.14 and 5.15 of the Loan Agreement), Sections 2 and 3 of this Note, as well as in Sections 5, 6 and 7 as they apply to Sections 2 and 3 of this Note and any definitions used in this Note or the Loan Agreement regarding any of the foregoing sections, will be deemed to be references to such Common Equity.

(xxii) “Parent” has the meaning set forth in the Recitals and includes its successors and assigns.

(xxiii)“Prepayment” means any prepayment of the Term Loans pursuant to Section 2.2(c) or Section 2.2(d) of the Loan Agreement.

(xxiv)“Principal” means the outstanding principal amount of this Note as of any date of determination.

(xxv) “Principal Market” means The New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or any of their respective successors).

(xxvi)“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Ordinary Shares (or other applicable security) have the right to receive any cash, securities or other property or in which the Ordinary Shares (or such other security) are exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Ordinary Shares (or such other security) entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors, by statute, by contract or otherwise).

(xxvii)“Shareholder Approval” means (i) the receipt by Parent of requisite approval from its shareholders to issue more than 19.99% of its outstanding Ordinary Shares at an issue price below the “minimum price” pursuant to the terms of the Loan Agreement and this Note in accordance with Nasdaq Stock Market Rule 5635; (ii) the receipt by Parent of the requisite approval from its shareholders to enter into a transaction the purpose of which is the private placement of promissory notes convertible to and/or exchangeable for shares representing 25% or 45%, as the case may be, or more of the voting power at the general assembly of Parent’s shareholders, in accordance with Section 328(b)(1) of the Israeli Companies Law; and (iii) the receipt by Parent of the requisite approval from its shareholders, in accordance with Sections 270(5) and 274 of the Israeli Companies Law.

(xxviii)“Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (A) such Person; (B) such Person and one or more Subsidiaries of such Person; or (C) one or more Subsidiaries of such Person. Unless the context otherwise requires, “Subsidiary” refers to a Subsidiary of Parent.

(xxix)“Trading Day” means a day on which (A) trading in the Ordinary Shares (or other security for which a closing sale price must be determined) generally occurs on The Nasdaq Global Select Market or, if the Ordinary Shares (or such other security) are not then listed on The Nasdaq Global Select Market, on the principal other U.S. national or regional securities exchange on which the Ordinary Shares (or such other security) are then

Annex A-5

listed or, if the Ordinary Shares (or such other security) are not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Ordinary Shares (or such other security) are then traded and (A) a Last Reported Sale Price for the Ordinary Shares (or closing sale price for such other security) is available on such securities exchange or market; provided that if the Ordinary Shares (or such other security) are not so listed or traded, “Trading Day” means a Business Day.

(xxx) “Triggering Event” means, as of any date, (A) the Last Reported Sale Price of the Ordinary Shares is below the Floor Price for three or more of the five consecutive Trading Days ending on, and including, the Trading Day immediately preceding such date, or (B) no additional Ordinary Shares can be issued pursuant to the terms of the Loan Agreement and this Note without violation of Section 5; provided that once a Triggering Event with regard to clause (A) above has occurred, such Triggering Event shall be continuing until either (x) the Floor Price is reset pursuant to the definition thereof or (y) the Daily VWAP of the Ordinary Shares exceeds the Floor Price for at least five consecutive Trading Days.

2.           Installment Payments. The Borrower shall make Installment Payments on this Note at the times and in the manner specified in the Loan Agreement. Subject to the terms of the Loan Agreement, the Borrower shall have the option to pay each Installment Payment in cash or, subject to the satisfaction of the Equity Payment Conditions as of the date of such Installment Payment, by delivering Ordinary Shares, with the value of each Ordinary Share equal to the Floating Share Price as of the date of such Installment Payment. All Installment Payments will be made in cash unless the Borrower delivers prior written notice to the Lender and Administrative Agent stating that the Borrower will, subject to the satisfaction of the Equity Payment Conditions as of the date of each Installment Payment, pay all or a portion of any future Installment Payments in Ordinary Shares and specifying the time periods during which such election shall apply. Such notice, or any subsequent notice changing such election, shall not be effective until the end of the 15th Trading Day after such notice or such subsequent notice has been delivered to the Lender and the Administrative Agent. All Ordinary Shares issuable in satisfaction of an Installment Payment shall be delivered on or before the second (2nd) Business Day (or, if earlier, the end of the standard settlement period for U.S. broker-dealer securities transactions) following the last Trading Day included in the calculation of the relevant Floating Share Price by crediting such aggregate number of Ordinary Shares to which the Lender shall be entitled to the Lender’s or its designee’s balance account with DTC through its Deposit/Withdrawal At Custodian (DWAC) system. Notwithstanding anything in this Note or the Loan Agreement to the contrary, the issuance and delivery of Ordinary Share pursuant to this Section 2 will be subject in all cases to the provisions set forth in Section 5 and Section 7. In the event that the Borrower elects to pay Installment Payments with Ordinary Shares, upon delivery of such Ordinary Shares to the Lender, the Borrower will provide the Administrative Agent with (y) written confirmation of (I) such delivery, and (II) the amount of Installment Payment that is deemed paid as a result of the delivery of the Ordinary Shares to the Lender and, to the extent the Installment Payment is not paid in full with Ordinary Shares, the amounts deemed paid for each component of the Installment Payment, and (z) an irrevocable instruction to reflect in the Register the payment of the amount of Installment Payment that is deemed paid as a result of the delivery of the Ordinary Shares to the Lender. If the Borrower has made an election to pay Installment Payments with Ordinary Shares in the manner provided herein, and the Borrower determines the Equity Payment Conditions have not or are not expected to be satisfied in connection with such Installment Payments, the Borrower shall promptly notify the Administrative Agent that such Installment Payments shall be made in cash (and not in Ordinary Shares) and, no later than 2:00 pm Eastern Time on the applicable Payment Date, provide the applicable amounts in cash to make such Installment Payments (in addition to any other amounts to be paid in cash in connection therewith); provided, however, the Administrative Agent shall only be required to use commercially reasonable efforts to distribute such funds to the applicable Secured Parties on such date of payment and in no event shall the Administrative Agent be liable if such funds are not so distributed on such date of payment.

3.           Interest Payments.

(a)         Ordinary Interest Payments. The Borrower shall make interest payments on the Principal amount represented by this Note at the times and in the manner specified in the Loan Agreement and this Note. Subject to the terms of the Loan Agreement, the Borrower shall have the option to pay each interest payment in cash or, subject to the satisfaction of the Equity Payment Conditions as of the date of such interest payment, by delivering Ordinary Shares, with the value of each Ordinary Share equal to the Floating Share Price as of the date of such interest payment. All interest payments will be made in cash unless the Borrower delivers prior written notice to the Lender and the

Annex A-6

Administrative Agent stating that the Borrower will, subject to the satisfaction of the Equity Payment Conditions as of the date of each interest payment, pay all or a portion of any future interest payments in Ordinary Shares and specifying the time periods during which such election shall apply. Such notice, or any subsequent notice changing such election, shall not be effective until the end of the 15th Trading Day after such notice or such subsequent notice has been delivered to the Lender. In the event that the Borrower elects to pay accrued and unpaid interest with Ordinary Shares, upon delivery of such Ordinary Shares to the Lender, the Borrower will provide the Administrative Agent with (y) written confirmation of (I) such delivery, and (II) the amount of interest that is deemed paid as a result of the delivery of the Ordinary Shares to the Lender, and (z) an irrevocable instruction to reflect on its books and records the payment of the amount of interest that is deemed paid as a result of the delivery of the Ordinary Shares to the Lender. If the Borrower has made an election to pay accrued and unpaid interest with Ordinary Shares in the manner provided herein, and the Borrower determines the Equity Payment Conditions have not or are not expected to be satisfied in connection with such accrued and unpaid interest, the Borrower shall promptly notify the Administrative Agent that such accrued and unpaid interest shall be made in cash (and not in Ordinary Shares) and, no later than 2:00 pm Eastern Time on the applicable Payment Date, provide the applicable amounts in cash to make such accrued and unpaid interest (in addition to any other amounts to be paid in cash in connection therewith); provided, however, the Administrative Agent shall only be required to use commercially reasonable efforts to distribute such funds to the applicable Secured Parties on such date of payment and in no event shall the Administrative Agent be liable if such funds are not so distributed on such date of payment.

(b)         Interest Make-Whole Payments. In connection and simultaneous with any Exchange or Prepayment, the Borrower shall, in addition to the other consideration payable or deliverable in connection with such Exchange or Prepayment, make an interest make-whole payment to the Lender with respect to the Principal amount being exchanged in such Exchange or prepaid in such Prepayment equal to the aggregate amount of interest which, but for such Exchange or Prepayment, would have otherwise been payable on such Principal amount from (and including) the last date on which interest was paid with respect to such Principal amount through (and including) the Maturity Date (the “Interest Make-Whole Payment”). Subject to the terms of the Loan Agreement, the Borrower shall have the option to pay any Interest Make-Whole Payment in cash or, subject to the satisfaction of the Equity Payment Conditions as of the date of such payment, by delivering Ordinary Shares, with the value of each Ordinary Share equal to the Floating Share Price as of the date of such payment. All Interest Make-Whole Payments will be made in cash unless the Borrower delivers prior written notice to the Lender and the Administrative Agent stating that the Borrower will, subject to the satisfaction of the Equity Payment Conditions as of the date of each payment, pay all or a portion of any future Interest Make-Whole Payments in Ordinary Shares and specifying the time periods during which such election shall apply. Such notice, or any subsequent notice changing such election, shall not be effective until the end of the 15th Trading Day after such notice or such subsequent notice has been delivered to the Lender. In the event that the Borrower elects to pay Interest Make-Whole Payments with Ordinary Shares, upon delivery of such Ordinary Shares to the Lender, the Borrower will provide the Administrative Agent with (y) written confirmation of (I) such delivery, and (II) the amount of Interest Make-Whole Payments that is deemed paid as a result of the delivery of the Ordinary Shares to the Lender, and (z) an irrevocable instruction to reflect on its books and records the payment of the amount of Interest Make-Whole Payments that is deemed paid as a result of the delivery of the Ordinary Shares to the Lender. If the Borrower has made an election to pay Interest Make-Whole Payments with Ordinary Shares in the manner provided herein, and the Borrower determines the Equity Payment Conditions have not or are not expected to be satisfied in connection with such Interest Make-Whole Payments, the Borrower shall promptly notify the Administrative Agent that such Interest Make-Whole Payments shall be made in cash (and not in Ordinary Shares) and, no later than 2:00 pm Eastern Time on the applicable prepayment date, provide the applicable amounts in cash to make such Interest Make-Whole Payments (in addition to any other amounts to be paid in cash in connection therewith); provided, however, the Administrative Agent shall only be required to use commercially reasonable efforts to distribute such funds to the applicable Secured Parties on such date of payment and in no event shall the Administrative Agent be liable if such funds are not so distributed on such date of payment.

(c)         Settlement Mechanics. All Ordinary Shares issuable in satisfaction of any interest payment or Interest Make-Whole Payment shall be delivered on or before the second (2nd) Business Day (or, if earlier, the end of the standard settlement period for U.S. broker-dealer securities transactions) following the last Trading Day included in the calculation of the relevant Floating Share Price by crediting such aggregate number of Ordinary Shares to which the Lender shall be entitled to the Lender’s or its designee’s balance account with DTC through its Deposit/Withdrawal

Annex A-7

At Custodian (DWAC) system. Notwithstanding anything in this Note or the Loan Agreement to the contrary, the issuance and delivery of Ordinary Share pursuant to this Section 3 will be subject in all cases to the provisions set forth in Section 5 and Section 7.

4.           Exchange Rights. This Note may be exchanged into Ordinary Shares on the terms and conditions set forth in this Section 4 and subject in all cases to the limitations set forth in Section 5.

(a)         Exchange at Option of the Lender. Subject to the terms and conditions set forth in this Section 4 and Section 5, at any time during the period commencing on the Funding Date and ending on the close of business on the second Business Day immediately prior to the Maturity Date, the Lender shall be entitled to convert all or any part of the Principal amount of this Note into Ordinary Shares in accordance with this Section 4 at the Exchange Rate per $1.00 Principal amount exchanged (any such exchange at the election of the Lender being referred to as a “Voluntary Exchange”).

(b)         Mechanics of Exchange. Subject to the provisions of this Section 4, the Exchange of any portion of this Note shall be conducted in the following manner:

(i)      Lender’s Delivery Requirements. To exchange an Exchange Amount into Ordinary Shares pursuant to Section 4(a) on any date, the Lender shall (A) transmit by facsimile or electronic mail (or otherwise deliver), for receipt on or prior to 5:00 p.m. New York City time on such date, a copy of an executed exchange notice in the form attached hereto as Exhibit A (the “Exchange Notice”) to Borrower at 116 Huntington Ave., 7th Floor, Boston, Massachusetts, 02116, Attention: General Counsel; Email: legalnotices@gamida-cell.com, or at such other office or agency as the Borrower may designate in writing, and to the Administrative Agent at the address provided pursuant to Section 10 of the Loan Agreement and (B) if required by Section 7(c), surrender to a common carrier for delivery to the Borrower, no later than three (3) Business Days after the Exchange Date, of the original Note being converted (or an indemnification undertaking in customary form with respect to this Note in the case of its loss, theft or destruction).

(ii)     Borrower’s Response. Upon receipt by the Borrower of a copy of an Exchange Notice, or in the case of a Forced Exchange, receipt by the Borrower of the Forced Exchange Lender Notice, the Borrower (A) shall promptly send, via electronic mail, a confirmation of receipt of such Exchange Notice to the Lender and Parent’s designated transfer agent (the “Transfer Agent”), which confirmation shall be accompanied by an instruction to the Transfer Agent to process the Voluntary Exchange or Forced Exchange in accordance with the terms herein, and (B) on or before the second (2nd) Business Day (or, if earlier, the end of the standard settlement period for U.S. broker-dealer securities transactions) following (I) the date of receipt or deemed receipt by the Borrower of the Exchange Notice or (II) the date of receipt by the Borrower of the Forced Exchange Lender Notice, shall credit such aggregate number of Ordinary Shares to which the Lender shall be entitled (including any Ordinary Shares payable with respect to any applicable Interest Make-Whole Payment) to the Lender’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (DWAC) system.

(iii)    Additional Settlement Mechanics. The provisions of Section 7 will apply to any Exchange pursuant to this Note. Each Voluntary Exchange shall be deemed to have occurred immediately prior to the close of business on the applicable Exchange Date.

(c)         Adjustments to the Exchange Rate. The Exchange Rate shall be automatically adjusted from time to time if any of the following events occurs, except that no adjustments to the Exchange Rate shall be made if the Lender participates (other than in the case of (x) a share split or share combination or (y) a tender or exchange offer), at the same time and upon the same terms as holders of Ordinary Shares and solely as a result of holding this Note, in any of the transactions described in this Section 4(c), without having to exchange any portion of this Note, as if the Lender held a number of Ordinary Shares equal to the Exchange Rate multiplied by the Principal amount of this Note then held by the Lender.

Annex A-8

(i)      If Parent exclusively issues Ordinary Shares as a dividend or distribution on Ordinary Shares, or if Parent effects a share split or share combination, the Exchange Rate shall be adjusted according to the following formula:

where,

CR0	=

the Exchange Rate in effect immediately prior to the close of business on the Record Date for such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable;

CR’	=	the Exchange Rate in effect immediately after the close of business on such Record Date or immediately after the open of business on such Effective Date, as applicable;
OS0	=

the number of Ordinary Shares outstanding immediately prior to the close of business on such Record Date or immediately prior to the open of business on such Effective Date, as applicable (before giving effect to any such dividend, distribution, split or combination); and

OS’	=	the number of Ordinary Shares outstanding immediately after giving effect to such dividend, distribution, share split or share combination.

Any adjustment made under this Section 4(c)(i) shall become effective immediately after the close of business on the Record Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 4(c)(i) is declared but not so paid or made, the Exchange Rate shall be immediately readjusted, effective as of the date Parent determines not to pay such dividend or distribution, to the Exchange Rate that would then be in effect if such dividend or distribution had not been declared.

(ii)     If Parent issues to all or substantially all holders of Ordinary Shares any rights, options or warrants (other than pursuant to a shareholder rights plan) entitling them, for a period of not more than 60 calendar days after the announcement date of such issuance, to subscribe for or purchase Ordinary Shares at a price per share that is less than the average of the Last Reported Sale Prices of the Ordinary Shares over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, the Exchange Rate shall be increased based on the following formula:

where,

CR0	=	the Exchange Rate in effect immediately prior to the close of business on the Record Date for such issuance;
CR’	=	the Exchange Rate in effect immediately after the close of business on such Record Date;
OS0	=	the number of Ordinary Shares outstanding immediately prior to the close of business on such Record Date;
X	=	the total number of Ordinary Shares issuable pursuant to such rights, options or warrants; and
Y	=

the number of Ordinary Shares equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Ordinary Shares over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the issuance of such rights, options or warrants.

Annex A-9

Any increase made under this Section 4(c)(ii) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the close of business on the Record Date for such issuance. To the extent that such rights, options or warrants are not exercised prior to their expiration or Ordinary Shares are not delivered after the expiration of such rights, options or warrants, the Exchange Rate shall be decreased to the Exchange Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of Ordinary Shares actually delivered. If such rights, options or warrants are not so issued or if such rights, options or warrants are not exercised prior to their expiration, the Exchange Rate shall be decreased to the Exchange Rate that would then be in effect if such Record Date for such issuance had not occurred.

For purposes of this Section 4(c)(ii), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase Ordinary Shares at less than such average of the Last Reported Sale Prices of the Ordinary Shares over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement for such issuance, and in determining the aggregate offering price of such Ordinary Shares, there shall be taken into account any consideration received by Parent for such rights, options or warrants and any amount payable on exercise or exchange thereof, the value of such consideration, if other than cash, to be determined by Parent’s Board of Directors in good faith and in a commercially reasonable manner.

(iii)    If Parent distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of Parent or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of Ordinary Shares (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), excluding (A) dividends, distributions or issuances as to which an adjustment was effected pursuant to Section 4(c)(i) or Section 4(c)(ii) (or will be so effected in accordance with the second sentence of Section 4(c)(ix)), (ii) except as set forth in Section 4(g), rights issued under a shareholder rights plan, (iii) dividends or distributions paid exclusively in cash as to which the provisions set forth in Section 4(c)(iv) shall apply, and (iv) Spin-Offs as to which the provisions set forth below in this Section 4(c)(iii) shall apply, then the Exchange Rate shall be increased based on the following formula:

where,

CR0	=	the Exchange Rate in effect immediately prior to the close of business on the Record Date for such distribution;
CR’	=	the Exchange Rate in effect immediately after the close of business on such Record Date;
SP0	=

the average of the Last Reported Sale Prices of the Ordinary Shares over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Record Date for such distribution; and

FMV	=

the Fair Market Value (as determined by Parent’s Board of Directors in good faith and in a commercially reasonable manner) of the Distributed Property distributed with respect to each outstanding Ordinary Share on the Record Date for such distribution.

Any increase made under the portion of this Section 4(c)(iii) above shall become effective immediately after the close of business on the Record Date for such distribution. If such distribution is not so paid or made, the Exchange Rate shall be decreased to the Exchange Rate that would then be in effect if such distribution had not been declared. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, the Lender shall receive, in respect of each $1.00 Principal amount of this Note, at the same time and upon the same terms as holders of Ordinary Shares receive the Distributed Property, the amount and kind of Distributed Property the Lender would have received if the Lender owned a number of Ordinary Shares equal to the Exchange Rate in effect on the Record Date for the distribution. If Parent’s Board of Directors determines the “FMV” (as defined above) of any distribution for purposes of this Section 4(c)(iii) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Ordinary Shares over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution.

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With respect to an adjustment pursuant to this Section 4(c)(iii) where there has been a payment of a dividend or other distribution on the Ordinary Shares of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of Parent, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Exchange Rate shall be increased based on the following formula:

where,

CR0	=	the Exchange Rate in effect immediately prior to the end of the Valuation Period;
CR’	=	the Exchange Rate in effect immediately after the end of the Valuation Period;
FMV0	=

the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of Ordinary Shares applicable to one Ordinary Share (determined by reference to the definition of Last Reported Sale Price as if references therein to Ordinary Shares were to such Capital Stock or similar equity interest) over the first 10 consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); and

MP0	=	the average of the Last Reported Sale Prices of the Ordinary Shares over the Valuation Period.

The increase to the Exchange Rate under the preceding paragraph shall occur at the close of business on the last Trading Day of the Valuation Period; provided that in respect of any Voluntary Exchange or Forced Exchange, if the relevant Exchange Date occurs during the Valuation Period, references to “10” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date of such Spin-Off to, and including, the Exchange Date in determining the Exchange Rate. If any dividend or distribution that constitutes a Spin-Off is declared but not paid or made, the Exchange Rate shall be immediately decreased, effective as of the date Parent determines not to pay or make such dividend or distribution, to the Exchange Rate that would then be in effect if such dividend or distribution had not been declared or announced.

For purposes of this Section 4(c)(iii) (and subject in all respects to Section 4(g)), rights, options or warrants distributed by Parent to all holders of Ordinary Shares entitling them to subscribe for or purchase shares of Parent’s Capital Stock, including Ordinary Shares (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Trigger Event”): (i) are deemed to be transferred with such Ordinary Shares; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Ordinary Shares, shall be deemed not to have been distributed for purposes of this Section 4(c)(iii) (and no adjustment to the Exchange Rate under this Section 4(c)(iii) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Exchange Rate shall be made under this Section 4(c)(iii). If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the date of this Note, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Record Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Exchange Rate under this Section 4(c)(iii) was made, (1) in the case of any such rights, options or warrants that shall all have been redeemed or purchased without exercise by any holders thereof, upon such final redemption or purchase (x) the Exchange Rate shall be readjusted as if such rights, options or warrants had not been issued and (y) the Exchange Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder or holders of Ordinary Shares with respect to such rights, options or warrants (assuming such holder had retained such rights,

Annex A-11

options or warrants), made to all holders of Ordinary Shares as of the date of such redemption or purchase and (2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Exchange Rate shall be readjusted as if such rights, options and warrants had not been issued.

For purposes of Section 4(c)(i), Section 4(c)(ii) and this Section 4(c)(iii), if any dividend or distribution to which this Section 4(c)(iii) is applicable also includes one or both of:

(A)        a dividend or distribution of Ordinary Shares to which Section 4(c)(i) is applicable (the “Clause A Distribution”); or

(B)        a dividend or distribution of rights, options or warrants to which Section 4(c)(ii) is applicable (the “Clause B Distribution”),

then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and the Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 4(c)(iii) is applicable (the “Clause C Distribution”) and any Exchange Rate adjustment required by this Section 4(c)(iii) with respect to such Clause C Distribution shall then be made, and (2) the Clause A Distribution and Clause B Distribution shall be deemed to immediately follow the Clause C Distribution and any Exchange Rate adjustment required by Section 4(c)(i) and Section 4(c)(ii) with respect thereto shall then be made, except that, if determined by Parent (I) the “Record Date” of the Clause A Distribution and the Clause B Distribution shall be deemed to be the Record Date of the Clause C Distribution and (II) any Ordinary Shares included in the Clause A Distribution or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the close of business on such Record Date or immediately after the open of business on such Effective Date, as applicable” within the meaning of Section 4(c)(i) or “outstanding immediately prior to the close of business on such Record Date” within the meaning of Section 4(c)(ii).

(iv)    If any cash dividend or distribution is made to all or substantially all holders of Ordinary Shares, the Exchange Rate shall be adjusted based on the following formula:

where,

CR0	=	the Exchange Rate in effect immediately prior to the close of business on the Record Date for such dividend or distribution;
CR’	=	the Exchange Rate in effect immediately after the close of business on the Record Date for such dividend or distribution;
SP0	=	the Last Reported Sale Price of the Ordinary Shares on the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and
C	=	the amount in cash per share Parent distributes to all or substantially all holders of Ordinary Shares.

Any increase pursuant to this Section 4(c)(iv) shall become effective immediately after the close of business on the Record Date for such dividend or distribution. If such dividend or distribution is not so paid, the Exchange Rate shall be decreased, effective as of the date Parent determines not to make or pay such dividend or distribution, to be the Exchange Rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, the Lender shall receive, in respect of each $1.00 Principal amount of this Note, at the same time and upon the same terms as holders of Ordinary Shares, the amount of cash that the Lender would have received if it owned a number of Ordinary Shares equal to the Exchange Rate on the Ex-Dividend Date for such cash dividend or distribution.

(v)     If Parent or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Ordinary Shares (other than an odd lot tender offer), to the extent that the cash and value of any other consideration included in the payment per Ordinary Share exceeds the average of the Last Reported Sale Prices of the

Annex A-12

Ordinary Shares over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Exchange Rate shall be increased based on the following formula:

where,

CR0	=

the Exchange Rate in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CR’	=

the Exchange Rate in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC	=

the aggregate value of all cash and any other consideration (as determined by Parent’s Board of Directors in good faith and in a commercially reasonable manner) paid or payable for Ordinary Shares purchased or exchanged in such tender or exchange offer;

OS	=

the number of Ordinary Shares outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase or exchange of all Ordinary Shares accepted for purchase or exchange in such tender or exchange offer);

OS’	=

the number of Ordinary Shares outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all Ordinary Shares accepted for purchase or exchange in such tender or exchange offer); and

SP’	=

the average of the Last Reported Sale Prices of the Ordinary Shares over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires.

The increase to the Exchange Rate under this Section 4(c)(v) shall occur at the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; provided that in respect of any exchange of Notes, if the relevant Exchange Date occurs during the 10 Trading Days immediately following, and including, the Trading Day next succeeding the expiration date of any tender or exchange offer, references to “10” or “10th” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the date that such tender or exchange offer expires to, and including, the Exchange Date in determining the Exchange Rate. If Parent or any of its Subsidiaries is obligated to purchase Ordinary Shares pursuant to any such tender or exchange offer described in this Section 4(c)(v) but is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the applicable Exchange Rate will be readjusted to be the Exchange Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been made.

(vi)    Notwithstanding this Section 4 or any other provision of this Note or the Loan Agreement, if an Exchange Rate adjustment becomes effective on any Ex-Dividend Date, and a Lender that has exchanged this Note (or portion thereof) on or after such Ex-Dividend Date and on or prior to the related Record Date would be treated as the record holder of Ordinary Shares as of the related Exchange Date based on an adjusted Exchange Rate for such Ex-Dividend Date, then, notwithstanding the Exchange Rate adjustment provisions in this Section 4, the Exchange Rate adjustment shall not be made for such exchanging Lender in respect of this Note (or portion thereof) so converted. Instead, such Lender shall be treated as if such Lender were the record owner of Ordinary Shares on an unadjusted basis and shall participate in the related dividend, distribution or other event giving rise to such adjustment.

(vii)   Except as stated herein, the Exchange Rate shall not be adjusted for the issuance of Ordinary Shares or any securities convertible into or exchangeable for Ordinary Shares or the right to purchase Ordinary Shares or such convertible or exchangeable securities.

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(viii)  In addition to those adjustments required by Section 4(c)(i), Section 4(c)(ii), Section 4(c)(iii), Section 4(c)(iv) and Section 4(c)(v), and to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of Parent’s or the Borrower’s securities are then listed, the Borrower from time to time may increase the Exchange Rate by any amount for a period of at least 20 Business Days if Parent determines that such increase would be in the Borrower’s best interest. In addition, to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of Parent’s securities are then listed, the Borrower may (but is not required to) increase the Exchange Rate to avoid or diminish any income tax to holders of Ordinary Shares or rights to purchase Ordinary Shares in connection with a dividend or distribution of Ordinary Shares (or rights to acquire Ordinary Shares) or similar event. Whenever the Exchange Rate is increased pursuant to either of the preceding two sentences, the Borrower shall notify the Lender in writing of the increase at least 15 days prior to the date the increased Exchange Rate takes effect, and such notice shall state the increased Exchange Rate and the period during which it will be in effect.

(ix)    Notwithstanding anything to the contrary in this Section 4, the Exchange Rate shall not be adjusted:

(A)       upon the issuance of any Ordinary Shares pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on Parent’s securities and the investment of additional optional amounts in Ordinary Shares under any plan;

(B)       upon the issuance of any Ordinary Shares or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by Parent or any of Parent’s Subsidiaries;

(C)       upon the issuance of any Ordinary Shares pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in Section 4(c)(ix)(B) and outstanding as of the Effective Date;

(D)       upon the repurchase of any Ordinary Shares pursuant to an open market share purchase program or other buy-back transaction, including structured or derivative transactions such as accelerated share repurchase transactions or similar forward repurchase transactions, or other buy-back transaction, that is not a tender offer or exchange offer of the kind described in Section 4(c)(v);

(E)        solely for a change in par value of the Ordinary Shares; or

(F)        for accrued and unpaid interest, if any.

(x)     All calculations and other determinations under this Section 4 shall be made by the Borrower and shall be made to the nearest one-ten thousandth (1/10,000th) of a share. If an adjustment to the Exchange Rate otherwise required pursuant to this Section 4 would result in a change of less than one percent (1%) to the Exchange Rate, then, notwithstanding the foregoing, the Borrower may, at its election, defer and carry forward such adjustment, except that all such deferred adjustments must be given effect immediately upon the earliest to occur of the following: (A) when all such deferred adjustments would result in an aggregate change of at least 1% to the Exchange Rate; (B) on the Exchange Date for any Exchange Amount, and (C) the date of any Prepayment.

(xi)    Whenever the Exchange Rate is adjusted as herein provided, the Borrower shall promptly provide written notice of such adjustment of the Exchange Rate setting forth the adjusted Exchange Rate and the date on which each adjustment becomes effective and shall deliver such notice of such adjustment of the Exchange Rate to the Lender. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(xii)   For purposes of this Section 4(c), the number of Ordinary Shares at any time outstanding shall not include Ordinary Shares held in the treasury of Parent so long as Parent does not pay any dividend or make any distribution on Ordinary Shares held in the treasury of Parent, but shall include Ordinary Shares issuable in respect of scrip certificates issued in lieu of fractions of Ordinary Shares.

(d)         Adjustments of Prices. Whenever any provision of this Note requires the Borrower to calculate the Last Reported Sale Prices over a span of multiple days, the Borrower shall make appropriate adjustments in good faith and in a commercially reasonable manner (to the extent no corresponding adjustment is otherwise made pursuant

Annex A-14

to the provision of Section 4(c)) to each to account for any adjustment to the Exchange Rate that becomes effective, or any event requiring an adjustment to the Exchange Rate where the Ex-Dividend Date, Effective Date or expiration date, as the case may be, of the event occurs, at any time during the period when the Last Reported Sale Prices are to be calculated.

(e)         Effect of Recapitalizations, Reclassifications and Changes of the Ordinary Shares.

(i)      In the case of:

(A)       any recapitalization, reclassification or change of the Ordinary Shares (other than a change to par value, or from par value to no par value, or changes resulting from a subdivision or combination),

(B)       any consolidation, merger or combination involving Parent,

(C)       any sale, lease or other transfer to a third party of all or substantially all of the consolidated assets of Parent and Parent’s Subsidiaries, or

(D)       any statutory share exchange,

in each case, as a result of which the Ordinary Shares would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (any such event, a “Merger Event”), then, at and after the effective time of such Merger Event, the right to exchange each $1.00 Principal amount of this Note shall be changed into a right to exchange such Principal amount into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of Ordinary Shares equal to the Exchange Rate immediately prior to such Merger Event would have owned or been entitled to receive (the “Reference Property,” with each “unit of Reference Property” meaning the kind and amount of Reference Property that a holder of one Ordinary Share is entitled to receive) upon such Merger Event and, prior to or at the effective time of such Merger Event, the Borrower, Parent or the successor or purchasing Person, as the case may be, shall execute such documentation in form and substance reasonably satisfactory to the Lender providing for such change in the right to exchange each $1.00 Principal amount; provided, however, that at and after the effective time of the Merger Event the number of Ordinary Shares otherwise deliverable upon a Voluntary Exchange or Forced Exchange shall instead be deliverable in the amount and type of Reference Property that a holder of that number of Ordinary Shares would have received in such Merger Event.

If the Merger Event causes the Ordinary Shares to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of shareholder election), then (i) the Reference Property into which this Note will be exchangeable shall be deemed to be the weighted average of the types and amounts of consideration actually received by the holders of Ordinary Shares, and (ii) the unit of Reference Property for purposes of the immediately preceding paragraph shall refer to the consideration referred to in clause (i) attributable to one Ordinary Share. If the holders of Ordinary Shares receive only cash in such Merger Event, then for all exchanges for which the relevant Exchange Date occurs after the effective date of such Merger Event (A) the consideration due upon exchange of each $1.00 Principal amount shall be solely cash in an amount equal to the Exchange Rate in effect on the Exchange Date, multiplied by the price paid per Ordinary Share in such Merger Event and (B) the Borrower shall satisfy the obligation to Exchange this Note by paying cash to the Lender on the fifth Business Day immediately following the relevant Exchange Date. The Borrower shall notify the Lender of such weighted average as soon as practicable after such determination is made.

If, for any Merger Event, the Reference Property includes ordinary shares or other shares of Common Equity, the documentation described in the second immediately preceding paragraph shall provide for anti-dilution and other adjustments that shall be as nearly equivalent as is possible to the adjustments provided for in this Note. If, in the case of any Merger Event, the Reference Property includes shares of stock, securities or other property or assets (excluding cash) of a Person other than the successor or purchasing corporation, as the case may be, in such Merger Event, then such documentation shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Lender as the Borrower in good faith shall reasonably consider necessary by reason of the foregoing.

Annex A-15

(ii)     Neither the Borrower nor Parent shall become a party to any Merger Event unless its terms are consistent with this Section 4(e)(i). None of the foregoing provisions shall affect the right of the Lender to exchange its Notes into Ordinary Shares as set forth in Section 4 prior to the effective date of such Merger Event.

(iii)    The above provisions of this Section 4(e) shall similarly apply to successive Merger Events.

(f)         Notice Prior to Certain Actions. In case of any:

(i)      action by Parent or one of its Subsidiaries that would require an adjustment in the Exchange Rate pursuant to Section 4(c) and Section 4(g);

(ii)     Merger Event; or

(iii)    voluntary or involuntary dissolution, liquidation or winding-up of Parent or the Borrower;

then, in each case (unless notice of such event is otherwise required pursuant to another provision of this Note or the Loan Agreement), the Borrower shall cause to be delivered to the Lender, as promptly as possible but in any event at least 10 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such action by Parent or one of its Subsidiaries or, if a record is not to be taken, the date as of which the holders of Ordinary Shares of record are to be determined for the purposes of such action by Parent or one of its Subsidiaries, or (y) the date on which such Merger Event, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Ordinary Shares of record shall be entitled to exchange their Ordinary Shares for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such action by Parent or one of its Subsidiaries, Merger Event, dissolution, liquidation or winding-up.

(g)         Shareholder Rights Plans. If Parent has a shareholder rights plan in effect upon exchange of any Principal amount, each Ordinary Share, if any, issued upon such exchange shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Ordinary Shares issued upon such exchange shall bear such legends, if any, in each case as may be provided by the terms of any such shareholder rights plan, as the same may be amended from time to time. However, if, prior to any exchange of any Principal amount, the rights have separated from the Ordinary Shares in accordance with the provisions of the applicable shareholder rights plan, the Exchange Rate shall be adjusted at the time of separation as if Parent distributed to all or substantially all holders of Ordinary Shares Distributed Property as provided in Section 4(c)(iii), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(h)         Forced Exchange.

(i)      Subject to the terms and conditions of this Section 4 and Section 5, at any time when the Equity Payment Conditions are satisfied and the Last Reported Sale Price for the five (5) Trading Days immediately preceding the delivery of the applicable Forced Exchange Notice is at least 200% of the Exchange Price, the Borrower may cause the exchange into Ordinary Shares (a “Forced Exchange”) of the outstanding Principal amount of this Note set forth in the Forced Exchange Notice by delivery of a Forced Exchange Notice as contemplated by Section 4(h)(ii); provided that (A) the Principal amount of Notes exchanged pursuant to any one Forced Exchange shall not exceed $5,000,000.00 at any one time, (B) the aggregate Principal amount of Notes exchanged pursuant to a Forced Exchange shall not exceed $10,000,000.00 within any one (1) month period and (C) there must be at least 15 Trading Days between the delivery of any two Forced Exchange Notices. The Borrower shall effect each Forced Exchange under each of the Notes on a pro rata basis, based upon the respective outstanding Principal amounts thereof.

(ii)     To effect a Forced Exchange, the Borrower shall send a written notice via electronic mail to the Lender (a “Forced Exchange Notice”) at any time between 4:00 p.m. and 6:00 p.m., New York City time on the Trading Day on which Borrower wishes to effect a Forced Exchange. The Forced Exchange Notice shall certify that the Equity Payment Conditions and the other applicable conditions set forth in this Section 4 and Section 5 have been satisfied (including reasonable supporting information), shall state the Principal amount hereunder that the Borrower shall cause to be exchanged on the Exchange Date and shall state the number of Ordinary Shares to be issued to the Lender (subject to Section 4(h)(iii) and the other terms and conditions of this Section 4(h)). Simultaneously with delivery of a Forced Exchange Notice hereunder, the Borrower shall send a Forced Exchange Notice with respect to a pro rata portion of the principal of each other Note.

Annex A-16

(iii)    By no later than 5:00 p.m., New York City time on the second Trading Day following the date of the Forced Exchange Notice, the Lender shall confirm to Borrower via electronic mail whether the Beneficial Ownership Limitation will reduce the number of shares that may be issued pursuant to such Forced Exchange (the “Forced Exchange Lender Notice”). If the Beneficial Ownership Limitation will so reduce the number of Ordinary Shares that may be issued pursuant to the Forced Exchange, the Forced Exchange Lender Notice shall also set forth the maximum number of Ordinary Shares that may be issued to the Lender (and the corresponding Principal amount hereunder that may be exchanged) without exceeding the maximum number of shares that such Lender may receive under the Beneficial Ownership Limitation (the “Forced Exchange Maximum Share Amount”). The number of Ordinary Shares issuable pursuant to the Forced Exchange shall equal the number of Ordinary Shares set forth in the Forced Exchange Notice; provided, however, that, if the issuance of the number of Ordinary Shares set forth in the Forced Exchange Notice would violate the Beneficial Ownership Limitation or the Exchange Cap, the number of Ordinary Shares issuable pursuant to the Forced Exchange shall instead equal the lesser of the Forced Exchange Maximum Share Amount and such amount as would not exceed the Exchange Cap (and the Principal amount hereunder to be exchanged on the applicable Exchange Date in such Forced Exchange shall be correspondingly reduced).

(iv)    The Ordinary Shares issuable pursuant to a Forced Exchange shall be delivered within the timeframe and in accordance with Section 4(b).

(i)          Notice to the Administrative Agent.

(i)      Notwithstanding anything contained herein to the contrary, (A) in connection with any Exchange, the Borrower shall provide the Administrative Agent with prompt written notice of such Exchange (which, in the case of a Forced Exchange, shall be no less than five (5) Business Days prior to such Exchange) which shall include the details thereof, and (B) in connection with any Exchange, upon delivery of any Ordinary Shares to any Lender, the Borrower will provide the Administrative Agent with (y) written confirmation of (I) such delivery, and (II) the amount of the principal of the Term Loans, the accrued and unpaid interest thereon, any applicable Interest Make-Whole Payment and any other amounts, that are deemed paid as a result of the delivery of the Ordinary Shares to the Lender in connection with such Exchange, and (z) an irrevocable instruction to reflect in the Register the payment of such amounts that are deemed paid as a result of the delivery of the Ordinary Shares to the Lender.

(ii)     The Borrower shall provide reasonable prior written notification to the Administrative Agent of any payments (including, without limitation, any Interest Make-Whole Payments or Exit Fee) to be made in cash in connection with any Exchange and, no later than 2:00 pm Eastern Time two Business Days from the date of such Exchange, make such cash payments to the Administrative Agent; provided, however, the Administrative Agent shall only be required to use commercially reasonable efforts to distribute such funds to the applicable Secured Parties on such date of Exchange and in no event shall the Administrative Agent be liable if such funds are not so distributed on such date of Exchange.

5.           Equity Issuance Limitations. Notwithstanding anything in this Note or the Loan Agreement to the contrary, the following provisions shall apply.

(a)         Shareholder Approval. Unless and until Shareholder Approval has been obtained, (i) the maximum number of Ordinary Shares that may be issued pursuant to the Loan Agreement and all of the Notes shall not exceed 14,868,724 (the “Exchange Cap”); provided, that the Exchange Cap shall be appropriately adjusted to reflect any event pursuant to which the Exchange Rate is adjusted pursuant to Section 4 occurring after the Funding Date and following any adjustment of the Exchange Cap hereunder, the “Exchange Cap” shall mean the Exchange Cap as so adjusted, and (ii) no Ordinary Shares shall be issued for any reason pursuant to the Loan Agreement or this Note to the extent that, assuming all outstanding Ordinary Shares issued and issuable upon Exchange have been issued, such issuance would exceed the Exchange Cap.

Annex A-17

(b)         Beneficial Ownership Limitations.

(i)      Notwithstanding anything to the contrary in the Loan Agreement or this Note, the Lender will not be entitled to receive Ordinary Shares upon Exchange, as payment of interest, or in satisfaction of any Interest Make-Whole Payment, Installment Payment or otherwise, and no Exchange or payment of interest, Interest Make-Whole Payment, Installment Payment, or other payment in Ordinary Shares shall take place, to the extent (but only to the extent) that such receipt (or exchange) would cause the Lender and its affiliates (as defined in Rule 12b-2 under the Exchange Act) and associates (as defined in Rule 12b-2 under the Exchange Act), in each case together with any other Persons whose beneficial ownership would be aggregated with any of the foregoing Persons for purposes of Section 13(d) of the Exchange Act (including, without limitation, any “group” of which such Person is a member) to beneficially own Ordinary Shares in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of Ordinary Shares beneficially owned by the Lender and its affiliates shall include the number of Ordinary Shares issuable in respect of any obligation under this Note or any other Notes beneficially owned by the Lender, its affiliates (as defined in Rule 12b-2 under the Exchange Act), its associates (as defined in Rule 12b-2 under the Exchange Act) or any other Persons whose beneficial ownership would be aggregated with any of the foregoing Persons for purposes of Section 13(d) of the Exchange Act (including, without limitation, any “group” of which such Person is a member) with respect to which such determination is being made, but shall exclude the number of Ordinary Shares which are issuable upon (i) any other obligation not being simultaneously satisfied in Ordinary Shares under this Note or any of the Notes beneficially owned by the Lender, its affiliates (as defined in Rule 12b-2 under the Exchange Act), its associates (as defined in Rule 12b-2 under the Exchange Act) or any other Persons whose beneficial ownership would be aggregated with any of the foregoing Persons for purposes of Section 13(d) of the Exchange Act (including, without limitation, any “group” of which such Person is a member) and (ii) the exercise or exchange of the unexercised or unexchanged portion of any other securities of Parent or its Affiliates subject to a limitation on exchange or exercise analogous to the limitation contained herein (including, without limitation, any other Notes) beneficially owned by the Lender, its affiliates (as defined in Rule 12b-2 under the Exchange Act), its associates (as defined in Rule 12b-2 under the Exchange Act) or any other Persons whose beneficial ownership would be aggregated with any of the foregoing Persons for purposes of Section 13(d) of the Exchange Act (including, without limitation, any “group” of which such Person is a member). Except as set forth in the preceding sentence, for purposes of this provision, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Any purported delivery of Ordinary Shares in violation of this Section 5(b) shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the exchanging Lender violating the Beneficial Ownership Limitations.

(ii)     To the extent that the limitation contained in this Section 5(b) applies, the determination of whether this Note is exchangeable or whether payment in or delivery of Ordinary Shares can be made (in relation to other securities beneficially owned by the Lender) and of which Principal amount of this Note is exchangeable shall be in the sole discretion of the Lender, and the submission of an Exchange Notice shall be deemed to be the Lender’s determination of whether any Notes may be exchanged (in relation to other securities beneficially owned by the Lender) and which Principal amount such Notes are exchangeable, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Lender shall be deemed to represent to the Borrower and Parent each time it delivers an Exchange Notice or Forced Exchange Notice that such Exchange Notice has not violated the restrictions set forth in this Section 5(b) or such Forced Exchange Notice accurately sets forth the Forced Exchange Maximum Share Amount, as applicable, and the Borrower and Parent shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Further, to the extent any proposed delivery of Ordinary Shares in respect of any Installment Payment, interest payment or Interest Make-Whole Payment could violate the restrictions set forth in this Section 5(b), the Lender shall provide notice thereof (and of the maximum number of Ordinary Shares that could be delivered in compliance with the restrictions set forth in this Section 5(b)) to the Borrower and Parent no later than the last Trading Day included in the calculation of the relevant Floating Share Price, and, in which case, (A) neither the Borrower nor Parent shall deliver Ordinary Shares in excess of such maximum amount and (B) the Equity Payment Conditions shall be deemed not to be satisfied solely to the extent and with respect to the amount that such excess exceeds the number of Excluded Ordinary Shares on the date of determination.

Annex A-18

(iii)    To the extent any Ordinary Shares are not delivered in connection with any Exchange, payment of interest, Interest Make-Whole Payment, Installment Payment or otherwise due to the operation of this Section 5(b), the obligation to deliver such Ordinary Shares shall not be extinguished and upon the applicable Lender certifying to the Borrower and Parent that the person (or persons) receiving Ordinary Shares upon exchange or in respect of payment is not, and would not, as a result of such exchange, become the beneficial owner of Ordinary Shares outstanding at such time in excess of the applicable Beneficial Ownership Limitations, the Borrower and Holdings shall cause to be delivered any such Ordinary Shares withheld on account of such applicable Beneficial Ownership Limitations by the later of (x) the date such shares were otherwise due to such person (or persons) and (y) two Trading Days after receipt of such certification; provided, however, until such time as the affected Lender gives such notice, notwithstanding the provisions of Section 7, no person shall be deemed to be the shareholder of record with respect to the Ordinary Shares otherwise deliverable upon exchange in excess of any applicable Beneficial Ownership Limitations.

(iv)    For purposes of this Section 5(b), in determining the number of outstanding Ordinary Shares, the Lender may rely on the number of outstanding Ordinary Shares as stated in the most recent of the following: (A) Parent’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by Parent, or (C) a more recent written notice by Parent or the Transfer Agent to the Lender (or its trading manager) setting forth the number of Ordinary Shares outstanding. Upon the written or oral request of the Lender, the Borrower and Parent shall within two Trading Days confirm orally and in writing to the Lender the number of Ordinary Shares then outstanding. In any case, the number of outstanding Ordinary Shares shall be determined after giving effect to the exchange or exercise of, or issuance of Ordinary Shares pursuant to the terms of, securities of the Borrower or Parent, including the Notes, by the Lender since the date as of which such number of outstanding Ordinary Shares was reported.

(v)     The “Beneficial Ownership Limitation” shall be 9.9% of the number of Ordinary Shares outstanding immediately after giving effect to the issuance of Ordinary Shares pursuant to which such determination is being made. The Lender may elect a beneficial ownership limit that is less than or equal to the then-applicable Beneficial Ownership Limitation or, upon not less than 61 days’ prior written notice to the Borrower, greater than the then-applicable Beneficial Ownership Limitation, provided that such amount elected beneficial ownership limitation shall not exceed 9.9%.

6.           Certain Covenants.

(a)         The Borrower and Parent covenant and agree that Parent shall at all times reserve and keep available out of its authorized but unissued Ordinary Shares solely for the purpose of effecting Exchanges of this Note, such number of Ordinary Shares, prior to the receipt of Shareholder Approval, that shall be the aggregate maximum number that may be exchanged under this Note without exceeding the Exchange Cap, and following receipt of Shareholder Approval, as shall from time to time be sufficient to effect the exchange of the entire Principal convertible under this Note (without giving effect to the Beneficial Ownership Limitation), assuming that any Exchanges will be at the Exchange Price.

(b)         The Borrower and Parent covenant and agree that, upon any issuance of Ordinary Shares in accordance with the terms of this Note and due registration on the books of the Transfer Agent and registrar therefor in the name or on behalf of the respective holder, all such Ordinary Shares shall be duly authorized, validly issued, fully paid and nonassessable and not subject to any preemptive rights, rights of first refusal or similar rights of any Person or any taxes, liens or charges with respect to the issue thereof.

(c)         The Borrower and Parent covenant and agree that, if any Ordinary Shares issued pursuant to the terms of this Note require registration with or approval of any governmental authority under any applicable law before such Ordinary Shares may be validly issued upon exchange, the Parent will secure such registration or approval, as the case may be.

(d)         The Borrower and Parent covenant and agree that if at any time the Ordinary Shares shall be listed on any national securities exchange or automated quotation system Parent will list and keep listed, so long as the Ordinary Shares shall be so listed on such exchange or automated quotation system, any Ordinary Shares issuable pursuant to the terms of the Notes.

Annex A-19

(e)         The Borrower and Parent acknowledge that the allotment and issue of Ordinary Shares and the delivery of Ordinary Shares, if any, hereunder (whether upon Exchange or otherwise) by Parent will, at the Parent’s option, either (i) create an equivalent debt owing from the Borrower to Parent or (ii) be deemed to be a contribution of equity from Parent to the Borrower.

7.           Settlement Mechanics.

(a)         Dispute Resolution. In the case of a dispute as to the determination of the number of Ordinary Shares deliverable in connection with any Installment Payment, payment of interest, Interest Make-Whole Payment, Exchange or Prepayment, the Borrower shall instruct the Transfer Agent to issue to the Lender the number of Ordinary Shares that is not disputed on the delivery date for such Ordinary Shares specified in this Note and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Lender via electronic mail within ten (10) days of receipt or deemed receipt of the date such number of Ordinary Shares was fixed for payment under the Loan Agreement and this Note. If the Lender and Borrower are unable to agree upon the appropriate determinations or calculations within five (5) days of such disputed determinations or calculations being transmitted to the Lender, then Borrower shall promptly (and in any event within three (3) Business Days) submit via electronic mail (A) the disputed determinations to an independent, reputable investment banking firm agreed to by Borrower and the Required Lenders, or (B) the disputed calculations to Borrower’s independent registered public accounting firm, as the case may be. Borrower shall direct the investment bank or the accounting firm, as the case may be, to perform the determinations or calculations and notify Borrower and the Lender of the results no later than two (2) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accounting firm’s determination or calculation, as the case may be, shall be binding upon all parties absent manifest error, and the fees and expenses of such investment bank or accountant shall be paid by the Borrower and Lender in equal shares. Upon resolution of any dispute pursuant to this Section 7(a), the Borrower shall provide an irrevocable instruction to the Administrative Agent to adjust in the Register the outstanding principal and interest amount owing to such Lender in accordance with such resolution and the Administrative Agent shall be able to conclusively rely on such instruction and shall incur no liability for adjusting the Register in accordance with such instruction.

(b)         Record Holder. Subject to the provisions of Section 5(b), the Person or Persons entitled to receive the Ordinary Shares issuable upon any Installment Payment, payment of interest, Interest Make-Whole Payment, Exchange or Prepayment of this Note shall be treated for all purposes as the legal and record holder or holders of such Ordinary Shares, (A) in the case of a Voluntary Exchange, upon delivery by the Lender of the Exchange Notice, (B) in the case of a Forced Exchange, upon delivery by the Lender to the Borrower the Forced Exchange Lender Notice, (C) in the case of any Installment Payment, payment of interest, Interest Make-Whole Payment or Prepayment, on the date such payment is required to be made in accordance with the terms of the Loan Agreement and this Note or (D) in the case of Ordinary Shares the issuance of which is subject to a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 7(a), the first Business Day after the resolution of such bona fide dispute.

(c)         Book-Entry. Notwithstanding anything to the contrary set forth herein, upon Exchange or Prepayment in accordance with the terms hereof or of the Loan Agreement, the Lender shall not be required to physically surrender this Note to the Borrower unless all of the Principal is being exchanged or prepaid. The Lender and the Borrower shall maintain records showing the Principal exchanged or prepaid and the dates of such Exchanges or prepayments or shall use such other method, reasonably satisfactory to the Lender and the Borrower, so as not to require physical surrender of this Note upon any such partial Exchange or Prepayment. Notwithstanding the foregoing, if this Note is exchanged or prepaid as aforesaid, the Lender may not transfer this Note unless the Lender first physically surrenders this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Lender a new Note of like tenor, registered as the Lender may request, representing in the aggregate the remaining Principal represented by this Note. The Lender and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following Exchange or Prepayment of any portion of this Note, the Principal of this Note may be less than the “Original Principal Amount” stated on the face hereof.

(d)         Buy-In. In addition to any other rights available to the Lender (including those associated with any applicable Event of Default), if the Borrower and Parent shall fail for any reason or for no reason to, prior to 5:00 p.m. (New York City time) on the applicable delivery date (taking into account any delayed delivery pursuant to (i) Section 5(b) and (ii) solely to the extent Borrower prevails in any dispute, Section 7(a)) specified in this Note, issue and deliver to the Lender the number of Ordinary Shares to which the Lender is entitled pursuant to the terms

Annex A-20

of this Note, and if after such date the Lender is required by its broker to purchase (in an open market transaction or otherwise) or the Lender’s brokerage firm otherwise purchases, Ordinary Shares to deliver in satisfaction of a sale by the Lender of the Ordinary Shares that the Lender anticipated receiving in satisfaction of any Installment Payment, payment of interest, Interest Make-Whole Payment, Exchange or Prepayment (a “Buy-In”), then the Borrower shall (A) pay in cash to the Lender the amount, if any, by which (x) the Lender’s total purchase price (including brokerage commissions, if any) for the Ordinary Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Ordinary Shares that the Borrower was required to deliver to the Lender in connection such Installment Payment, payment of interest, Interest Make-Whole Payment, Exchange or Prepayment at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Lender, either (x) in the case of an Exchange, reinstate the portion of the Principal amount, as of the date that the Lender provides notice to the Borrower and the Administrative Agent of its election to reinstate such Principal amount, for which such Exchange was not honored (in which case such Exchange shall be deemed rescinded for purposes of such Principal amount) and pay directly to such Lender in cash the amount of any interest with respect to such reinstated portion of Principal amount from, and including, the date of such Exchange to, but excluding, the date such portion of Principal amount was reinstated, (y) in the case of an Installment Payment, payment of interest, Interest Make-Whole Payment or Prepayment, notwithstanding any election by the Borrower to the contrary, require the Borrower to make such payment directly to the Lender in cash rather than in Ordinary Shares, or (z) deliver to the Lender the number of Ordinary Shares that would have been issued had the Borrower timely complied with its issuance and delivery obligations hereunder. For example, if the Lender purchases Ordinary Shares having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted Exchange of this Note for Ordinary Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Borrower shall be required to pay the Lender $1,000. The Lender shall provide the Borrower and the Administrative Agent written notice indicating the amounts payable to the Lender in respect of the Buy-In and, upon request of the Borrower, evidence of the amount of such loss. Nothing herein shall limit the Lender’s right to pursue any other remedies available to it hereunder (including those associated with any appliable Event of Default), at law or in equity including a decree of specific performance or injunctive relief with respect to the Borrower’s failure to timely deliver Ordinary Shares in satisfaction of any Installment Payment, payment of interest, Interest Make-Whole Payment, Exchange or Prepayment as required pursuant to the terms hereof.

(e)         Fractional Shares. If the issuance of any Ordinary Shares in connection with any Installment Payment, payment of interest, Interest Make-Whole Payment, Exchange or Prepayment would result in the issuance of a fraction of an Ordinary Share, then Borrower shall round such fraction of a share up or down to the nearest whole share (with 0.5 rounded up).

(f)         Stamp Taxes. The Borrower shall pay any documentary, stamp or similar issue or transfer tax due on the issuance of any Ordinary Shares upon any Installment Payment, payment of interest, Interest Make-Whole Payment, Exchange or Prepayment, unless the tax is due because the Lender requests such shares to be issued in a name other than the Lender’s name, in which case the Lender shall pay that tax.

8.           Guarantee. The obligations of the Borrower under this Note are fully and unconditionally guaranteed as set forth in the Loan Agreement by Parent and each of the other Guarantors.

9.           Amendment; Waiver. The provisions of this Note may only be waived or amended, restated, supplemented or otherwise modified in accordance with the Loan Agreement.

10.         Failure or Indulgence Not Waiver. No delay or omission by the Lender in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. No renewal or extension of this Note or the Loan Agreement, no delay in the enforcement of payment under this Note or the Loan Agreement, and no delay or omission in exercising any right or power under this Note or the Loan Agreement shall affect the liability of the Borrower or any endorser of this Note.

11.         Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 10 of the Loan Agreement.

Annex A-21

12.         Restrictions on Transfer.

(a)         Registration or Exemption Required. This Note has been issued in a transaction exempt from the registration requirements of the Securities Act. None of the Note or the Ordinary Shares issuable hereunder may be transferred, sold, assigned, hypothecated or otherwise disposed of except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws, including Rule 144 under the Securities Act, Section 4(a)(7) of the Securities Act or a so-called “4[(a)](1) and a half” transaction.

(b)         Assignment. This Note is assignable or transferable, in whole or in part, only (i) as part of the assignment or transfer of an interest in the Term Loans made pursuant to the Loan Agreement and recorded on the Register or a Participant Register and (ii) to the extent such assignment or transfer is permitted pursuant to the terms of the Loan Agreement; provided that, in connection with a permitted transfer thereunder, the Lender shall deliver a written notice to Borrower, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the Person or Persons to whom the Note shall be assigned and the respective Principal amount of the Note to be assigned to each assignee.

13.         Waiver of Notice. Other than those notices required to be provided by the Lender to Borrower under the terms of the Loan Agreement, Borrower and every endorser of this Note, or the obligations represented hereby, expressly waives diligence, presentment, protest, demand, notice of dishonor, non-payment or default, and notice of any kind with respect to this Note and the Loan Agreement or the performance of the obligations under this Note and/or the Loan Agreement.

14.         Governing Law. This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

15.         Miscellaneous. This Note is a Loan Document, is entitled to the benefits of the Loan Documents and is subject to the provisions of the Loan Agreement.

16.         Administrative Agent. The Administrative Agent shall be an express third party beneficiary of this Note entitled to enforce the provisions hereof. For the avoidance of doubt, no provision of this Note shall be deemed to impose any duty or obligation on the Administrative Agent or otherwise affect its rights, protections, immunities or indemnities under the Loan Agreement and the other Loan Documents.

17.         Signatures. Delivery of an executed counterpart of a signature page of this Note by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

[Signature Page Follows]

Annex A-22

IN WITNESS WHEREOF, the Borrower and Parent have caused this Note to be executed and delivered by its duly authorized officer as of the day and year set forth above.

Gamida Cell Inc.
By:	/s/ Abigail L. Jenkins
Name: Abigail L. Jenkins
Title: President and Chief Executive Officer
Gamida Cell Ltd.
By:	/s/ Shai Lankry
Name: Shai Lankry
Title: Chief Financial Officer

Annex A-23

Exhibit A

EXCHANGE NOTICE

Reference is made to the First Lien Secured Note (the “Note”) of Gamida Cell Inc., a Delaware corporation (the “Borrower”), and Gamida Cell Ltd., a limited liability company organized under the laws of the State of Israel (“Parent”), in the original principal amount of $[____]. In accordance with and pursuant to the Note, the undersigned hereby elects to Exchange the Exchange Amount of the Note indicated below into Ordinary Shares as of the date specified below.

Date of Exchange:

Principal Amount to be Exchanged at the Exchange Rate:

Please confirm the following information:

Number of Ordinary Shares to be issued:

Maximum Number of Ordinary Shares that may be received pursuant to the Beneficial Ownership Limitation:

Please issue the Ordinary Shares into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

DTC Participant Number and Name:

Account Number:

Annex A-24

Exhibit B

ASSIGNMENT

(To be executed by the registered holder desiring to transfer the Note)

FOR VALUE RECEIVED, the undersigned holder of the attached First Lien Secured Note (the “Note”) hereby sells, assigns and transfers unto the person or persons below named the right to receive the principal amount of $[____] from Gamida Cell Inc., a Delaware corporation (the “Borrower”), and Gamida Cell Ltd., a limited liability company organized under the laws of the State of Israel, evidenced by the attached Note and does hereby irrevocably constitute and appoint attorney to transfer the said Note on the books of the Borrower, with full power of substitution in the premises.

Dated:
Signature
Fill in for new registration of Note:
Name
Address
Please print name and address of assignee (including zip code number)

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Note.

Annex A-25